      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 28, 2009

                                                             FILE NO. 333-136548

                                                                       811-09295

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.               / /
POST-EFFECTIVE AMENDMENT NO. 7            /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 313                         /X/

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                             SEPARATE ACCOUNT SEVEN

                           (Exact Name of Registrant)

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              (Name of Depositor)

                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                   (Address of Depositor's Principal Offices)

                                 (860) 843-1941

              (Depositor's Telephone Number, Including Area Code)

                                RICHARD J. WIRTH
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                  ------------

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/ /    on       , 2009 pursuant to paragraph (b) of Rule 485
/X/    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                     PART A

HARTFORD LEADERS FOUNDATION SERIES II


HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102 - 5085

[TELEPHONE 1-800-862-6668 (CONTRACT OWNERS)
ICON]
      1-800-862-7155 (REGISTERED REPRESENTATIVES)
[COMPUTER WWW.HARTFORDINVESTOR.COM
ICON]

                                                             [THE HARTFORD LOGO]

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This prospectus describes a contract between each Owner and joint Owner ("you") and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company ("us," "we" or "our"). This is an individual, deferred, flexible-premium variable annuity. This variable annuity allows you to allocate your Deposit among the following portfolio companies:

X  To be filed by amendment.


You may also allocate your Deposit to the Personal Pension Account and/or the Fixed Accumulation Feature. The Fixed Accumulation Feature is not available for every Contract class.


This prospectus refers to the following Contract classes:

X  A Share (Edge)


X  B Share (Core)



X  I Share (Vision)



The Contract class will be selected on your application and identified in your Contract. Not every Contract class or optional rider may be available from your Financial Intermediary. Other available Contract classes offered through select Financial Intermediaries are not described in this Prospectus and may be subject to different charges.


Please read this prospectus carefully before investing and keep it for your records and for future reference. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC" or "Commission"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from us or the SEC's website (www.sec.gov).

This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get NO ADDITIONAL TAX ADVANTAGE from this variable annuity if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account ("IRA")). This prospectus is not intended to provide tax, accounting or legal advice.

   NOT INSURED BY FDIC OR ANY      MAY LOSE       NOT A DEPOSIT OF OR GUARANTEED BY      [NOT] FDIC
   FEDERAL GOVERNMENT AGENCY        VALUE          ANY BANK OR ANY BANK AFFILIATE        [NOT] BANK

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PROSPECTUS DATED: AUGUST 15, 2009

STATEMENT OF ADDITIONAL INFORMATION DATED: AUGUST 15, 2009

2

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CONTENTS


                                                                         PAGE
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1. INTRODUCTION                                                                3
2. FEE SUMMARY                                                                 4
3. MANAGEMENT OF THE CONTRACT                                                  7
  The Company                                                                  7
  The General Account                                                          7
  The Separate Account                                                         7
  The Funds                                                                    7
  Fixed Accumulation Feature                                                   9
  Personal Pension Account                                                    10
4. INFORMATION ON YOUR ACCOUNT                                                12
  a. Opening an Account                                                       12
  b. Charges and Fees                                                         19
  c. Surrenders                                                               23
  d. Annuity Payouts                                                          25
  e. Standard Death Benefit                                                   29
5. OPTIONAL GUARANTEED MINIMUM DEATH BENEFIT                                  30
6. FURTHER INFORMATION                                                        34
  a. Glossary                                                                 34
  b. State Variations                                                         36
  c. Miscellaneous                                                            36
  d. Legal Proceedings                                                        37
  e. How Contracts Are Sold                                                   37
7. FEDERAL TAX CONSIDERATIONS/ TAX-QUALIFIED RETIREMENT PLANS                 39
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                      54
APPENDIX A - EXAMPLES                                                    APP A-1
APPENDIX B - ACCUMULATION UNIT VALUES                                    APP B-1
APPENDIX C - FUND DATA                                                   APP C-1

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1. INTRODUCTION

HOW TO BUY THIS VARIABLE ANNUITY

[Thumbs up]   CHOOSE A CONTRACT CLASS


                                                                                                   MORTALITY &
                MINIMUM INITIAL                                                                    EXPENSE RISK
                    DEPOSIT     NON-                                                                   AND             MAXIMUM
         QUALIFIED            QUALIFIED                                                           ADMINISTRATIVE       UP-FRONT
         CONTRACT             CONTRACT   SALES & OTHER CHARGES                                       CHARGES          COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
A SHARE       $2,000            $5,000   Front End Sales Charge                                          0.65%             5%
B SHARE       $2,000            $5,000   8 year Contingent Deferred Sales Charge and                     0.65%             5%
                                         Distribution Charge
I SHARE       $5,000           $10,000   None                                                            0.45%             0%



This table does not show Fund expenses, Premium taxes, Distribution Charges, and optional rider fees.


[Thumbs up]   CHOOSE INVESTMENT OPTIONS

X Funds with different investment strategies, objectives and risk/reward profiles.


X  Fixed Accumulation Feature (A and B Share Contract only).



X  The Personal Pension Account.


[Thumbs up]   CHOOSE AN OPTIONAL FEATURE (IF DESIRED)

         OPTIONAL FEATURE                      GENERAL PURPOSE
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 Return of Premium Death Benefit*     Guaranteed Minimum Death Benefit

*   Investment restrictions apply.


Optional features may not be available through your Financial Intermediary.


[In writing]    COMPLETE OUR APPLICATION OR ORDER REQUEST AND SUBMIT IT TO YOUR
                FINANCIAL INTERMEDIARY FOR APPROVAL.


$   PAY THE APPLICABLE MINIMUM INITIAL DEPOSIT.

4

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2. FEE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING YOUR VARIABLE ANNUITY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THIS VARIABLE ANNUITY. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


CONTRACT OWNER TRANSACTION EXPENSES


                                                              A SHARE   B SHARE   I SHARE
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FRONT END SALES CHARGES (FESC) (1)                                        None      None
  $0 - $49,999                                                  5.5%
  $50,000 - $99,999                                             4.5%
  $100,000 - $249,999                                           3.5%
  $250,000 - $499,999                                           2.5%
  $500,000 - $999,999                                            2%
  $1,000,000+                                                    1%
CONTINGENT DEFERRED SALES CHARGE (CDSC) (2)                     None                None
  1                                                                        7%
  2                                                                        7%
  3                                                                        7%
  4                                                                        6%
  5                                                                        5%
  6                                                                        4%
  7                                                                        3%
  8                                                                        2%
  9+                                                                       0%
SURRENDER FEE                                                   None      None      None
TRANSFER FEE                                                    None      None      None



(1)  FESC is based on a percentage of Deposits.



(2)  Each Deposit has its own CDSC schedule.


CONTRACT OWNER PERIODIC EXPENSES

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE VARIABLE ANNUITY, NOT INCLUDING ANNUAL FUND FEES AND EXPENSES.


                                                              A SHARE   B SHARE   I SHARE
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ANNUAL MAINTENANCE FEE (3)                                      $30       $30       $30
DISTRIBUTION CHARGE (4)                                         None     0.75%      None
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily
 Contract Value)
  Mortality and Expense Risk Charge                            0.45%     0.45%     0.25%
  Administrative Charge                                        0.20%     0.20%     0.20%
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                         0.65%     0.65%     0.45%
MAXIMUM OPTIONAL CHARGES
  Return of Premium Death Benefit (5)                          0.75%     0.75%     0.75%


(3)  Fee waived if Account Balance is $50,000 or more on your Contract
     Anniversary.


(4) The Distribution Charge is based on a percentage of Remaining Gross Premium. Each Premium Payment has its own Distribution Charge schedule. The Distribution Charge is reduced to 0% after the completion of eight years after each respective Premium Payment.



(5) Charge based on a percentage of Premium Payments adjusted for Surrenders on each Contract Anniversary. Current rider charge is [0.30]%.

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THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


[TO BE FILED BY AMENDMENT]


THE LAST TABLE SHOWS THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR EACH UNDERLYING FUND AS OF ITS YEAR END. ACTUAL FEES AND EXPENSES FOR THE UNDERLYING FUNDS VARY DAILY. AS A RESULT, THE FEES AND EXPENSES FOR ANY GIVEN DAY MAY BE GREATER OR LESS THAN THE TOTAL ANNUAL FUND OPERATING EXPENSES LISTED BELOW. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND. THE INFORMATION PRESENTED, INCLUDING ANY EXPENSE REIMBURSEMENT ARRANGEMENTS, IS BASED ON PUBLICLY-AVAILABLE INFORMATION AND IS QUALIFIED IN ITS ENTIRETY BY THE THEN CURRENT PROSPECTUS FOR EACH UNDERLYING FUND. THESE EXPENSES MAY VARY FROM YEAR TO YEAR.


                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END
                        (As a percentage of net assets)

[TO BE FILED BY AMENDMENT]

6

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EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS VARIABLE ANNUITY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITIES. LET'S SAY, HYPOTHETICALLY, THAT YOUR ANNUAL INVESTMENT RETURN IS FIVE (5%) PERCENT AND THAT YOUR FEES AND EXPENSES TODAY WERE AS HIGH AS POSSIBLE INCLUDING THE ELECTION OF THE HIGHEST POSSIBLE OPTIONAL CHARGES. THE EXAMPLE ILLUSTRATES THE EFFECT OF FEES AND EXPENSES THAT YOU COULD INCUR (OTHER THAN TAXES). YOUR ACTUAL FEES AND EXPENSES MAY VARY. FOR EVERY $10,000 INVESTED (EXCLUDING PERSONAL PENSION ACCOUNT CONTRIBUTIONS AND AMOUNTS ALLOCATED TO THE FIXED ACCUMULATION FEATURE), HERE'S HOW MUCH YOU WOULD PAY UNDER EACH OF THE THREE SCENARIOS POSED:


(1) If you Surrender your variable annuity at the end of the applicable time period:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
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A Share
B Share
I Share


(2)  If you annuitize at the end of the applicable time period:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
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A Share
B Share
I Share


(3)  If you do not Surrender your variable annuity:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
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A Share
B Share
I Share


CONDENSED FINANCIAL INFORMATION

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When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments minus any Premium taxes, by the Accumulation Unit Value for that Valuation Day. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the Statement of Additional Information.

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3. MANAGEMENT OF THE CONTRACT

THE COMPANY


We are a stock life insurance company engaged in the business of writing life insurance and individual and group annuities. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company is a subsidiary of Hartford Life Insurance Company. Our corporate offices are located in Simsbury, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc.



All guarantees under the Contract are subject to each issuing company's financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC (Hartford Life Insurance Company only) and/or state insurance departments. For example, Hartford Life Insurance Company files annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC's Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.hartfordinvestor.com or visiting the SEC's website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.



THE GENERAL ACCOUNT



The Fixed Accumulation Feature and the Personal Pension Account are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and the Personal Pension Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account.


THE SEPARATE ACCOUNT


We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of "Separate Account" under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate
Accounts:



- hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;



- are not subject to the liabilities arising out of any other business we may conduct;



- are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;



- may be subject to liabilities of other variable annuity contracts offered by a Separate Account which are not described in this prospectus; and



- are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.



We do not guarantee the investment results of the Separate Account.


THE FUNDS


The Funds available for investment are not the same mutual funds that you can buy through your Registered Representative even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution and operating expenses. "Master-feeder" or "fund of funds" ("feeder funds") invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the

8

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prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes.



MIXED AND SHARED FUNDING - Fund shares may be sold to our other separate accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.


VOTING RIGHTS - We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:


- notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted;



- send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;



-   arrange for the handling and tallying of proxies received from Owners;



- vote all Fund shares attributable to your Contract according to instructions received from you, and



- vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.



If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional echo voting, a small number of Owners could determine the outcome of a proposition subject to shareholder vote.



SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS - Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.


We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.



FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES - We receive substantial and varying administrative service payments (referred to as "revenue sharing payments") and Rule 12b-1 fees from certain Funds or related parties. We consider revenue sharing payments and Rule 12b-1 fees among a number of factors when deciding to add or keep a Fund that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.


The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2008, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, Branch Banking & Trust Company, Evergreen Investment Services Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Merrill Lynch Asset Management & Princeton Funds Distributor, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, MTB Investment Advisors, Inc., Banc of America Advisors, LLC, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail

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Management Limited Partnership, SunTrust Securities, Inc. & Trusco Capital Management, Inc., UBS Financial Services, Inc., Van Kampen Life Investment Trust & Van Kampen Asset Management, Van Kampen Funds, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.


Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.50% and 0.35%, respectively, in 2008, and are not expected to exceed 0.50% and 0.35%, respectively, in 2009, of the annual percentage of the average daily net assets (for instance, in 2008, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $85 from that Fund). For the fiscal year ended December 31, 2008, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $145.6 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.


FIXED ACCUMULATION FEATURE


INTERESTS IN THE FIXED ACCUMULATION FEATURE ARE NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCUMULATION FEATURE NOR ANY OF ITS INTERESTS ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE IS SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURES. THE FIXED ACCUMULATION FEATURE IS NOT OFFERED IN ALL CONTRACT CLASSES AND IS NOT AVAILABLE IN ALL STATES.



We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State's minimum non-forfeiture requirements. Non-forfeiture rates vary from state-to-state. We may credit a rate higher than the minimum rate. We reserve the right to declare different rates of interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and, except as specifically stated above, no assurances are offered as to future rates in excess of non-forfeiture rates. Some of the factors that we may consider in determining whether to credit interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors. The Fixed Accumulation Feature interest rates may vary by State.



For the purposes of assessing CDSCs and for other purposes, we will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in, first-out" basis.


ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.


From time to time, we may credit increased interest rates under certain Programs established in our sole discretion.



We may restrict your ability to allocate Contract Value, Benefit Balance or Premium Payments to the Fixed Accumulation Feature (and vice versa) at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value and/or Benefit Balance. We may also make the Fixed Accumulation Feature available only through enrollment in a Program that we establish.


Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts or the Personal Pension Account, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:


- thirty (30%) percent of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Accumulation Feature, transfers from Sub-Accounts and transfers from the Personal Pension Account made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain Programs specified by us. The 30% does not include Contract Value in any DCA Plus Program; or



- an amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

10

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We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and partial Surrenders from the Fixed Accumulation Feature for up to six months from the date of your request.


You must wait six months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values or Benefit Balance back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait six months after your last systematic transfer before moving Contract Value or Benefit Balance back to the Fixed Accumulation Feature.



As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Accumulation Feature to Sub-Accounts and/or Personal Pension Account and therefore this may not provide an effective short term defensive strategy.


PERSONAL PENSION ACCOUNT


INTERESTS IN THE PERSONAL PENSION ACCOUNT ARE NOT REGISTERED UNDER THE 1933 ACT AND THE PERSONAL PENSION ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE PERSONAL PENSION ACCOUNT NOR ANY OF ITS INTERESTS ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURES REGARDING THE PERSONAL PENSION ACCOUNT. THE FOLLOWING DISCLOSURE ABOUT THE PERSONAL PENSION ACCOUNT IS SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURES. THE PERSONAL PENSION ACCOUNT MAY NOT BE AVAILABLE TO ALL TYPES OF QUALIFIED PLANS, OWNERSHIP ARRANGEMENTS, OR IN ALL STATES.



The Personal Pension Account is a fixed, deferred accumulation feature that may be accessed in the following ways:



-     Personal Pension Account Payouts;
-     transfers to the Fixed Accumulation Feature or Sub-Accounts;
-     commutation of Personal Pension Account Payouts; and/or
-     Death Benefit.




THE PERSONAL PENSION ACCOUNT DOES NOT ESTABLISH OR GUARANTEE AN ACCOUNT VALUE OR A CASH VALUE.



CONTRIBUTIONS - You fund your Benefit Balance through Personal Pension Account Contributions. The first Personal Pension Account Contribution becomes your initial Benefit Balance. The Benefit Balance will be increased by the amount of each subsequent Personal Pension Account Contribution. The minimum initial Personal Pension Account Contribution is [$10,000]. Our prior approval may be required for any single or cumulative Personal Pension Account Contribution of [$1] million or more. Each subsequent Personal Pension Account Contribution must be at least $[1,000]. If made through an approved investment Program, subsequent Personal Pension Account Contributions minimums must be met over the course of the Contract Year or the duration of the investment Program, if less. You may not make any Personal Pension Account Contributions after the Annuity Commencement Date.



INTEREST CREDITING - We guarantee that we will credit interest to amounts that you allocate to the Personal Pension Account at a minimum rate of [1.5%] (called a "credited rate(s)"). We may credit a rate higher than the minimum credited rate. Different credited rates may apply during the course of your investment in the Personal Pension Account. Credited rates shall continue to apply to your Benefit Balance until the earliest of when you commence taking Personal Pension Account Payouts, the Annuity Commencement Date or when we pay the Death Benefit. Credited rates will not apply to any portion of the Benefit Balance that has been converted into Annuity Payout Value.



We reserve the right to periodically establish new credited rates that will be applied to new Personal Pension Account Contributions. This means that all or portions of Benefit Balance may earn interest at different credited rates than the credited rates applied to other Personal Pension Account Contributions. There is no specific formula for determining credited rates and no assurances are offered as to future credited rates and their applicability. Some of the factors that we may consider in determining credited rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match these or our general liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors.

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PERSONAL PENSION ACCOUNT PAYOUTS - You may elect to annuitize all or any portion of the Personal Pension Account on or before the Annuity Commencement Date by selecting Annuity Payout Option Two or Eight. We reserve the right to require that you own your Contract for at least six months before you may exercise annuitization privileges. For Qualified Contracts, we reserve the right to require that you commence taking Personal Pension Account Payouts no later than when the Annuitant turns age 70 1/2. An annual benefit increase option may also be elected to adjust Personal Pension Account Payouts, subject to availability.



When you annuitize all or any portion of the Personal Pension Account, you convert the associated Benefit Balance into Annuity Payout Value. Interest on your Annuity Payout Value, and any associated Death Benefits, are governed by the Annuity Payout Option chosen and not the terms of the Personal Pension Account. The Commuted Value that may be received under these Annuity Payout Options will be affected by then current discount rates.



We calculate the amount of your Personal Pension Account Payouts by applying applicable payout rate to the Annuity Payout Value. We will provide you with a guaranteed payout rate. Payout rates are set at our sole discretion. There is no specific formula for determining payout rates and, except as specifically provided below, there is no assurance as to future payout rates. Payout rates may vary based on Contract class and distribution channel. Some of the factors that we may consider in determining payout rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; competitive factors and mortality tables (including age and gender factors).



When you first make a Personal Pension Account Contribution, you will be required to choose a target income age at which you are likely to begin taking Personal Pension Account Payouts. The target income age cannot exceed twenty
(20) years from the oldest Annuitant's age at the time of investment or age 80. Except as provided below, the target income age cannot be changed.



We will use the guaranteed payout rate(s) to calculate Personal Pension Account Payouts if you commence taking Personal Pension Account Payouts during the timeframe that begins [three (3)] years prior to the target income age and ends [three (3)] years after the target income age (this [seven] year period is referred to as the "guarantee window"). If you commence taking Personal Pension Account Payouts at any time outside of the guarantee window, then we will calculate your Personal Pension Account Payouts using payout rate(s) that we then determine at our sole discretion, but in no event shall this payout rate exceed the guaranteed payout rate or be less than any guaranteed minimum payout rate provided in your Contract.



TRANSFERS - Each Contract Year, you may transfer a portion of your Benefit Balance to the Fixed Accumulation Feature or Sub-Accounts without having to comply with the annuitization and commutation requirements discussed above. All transfer allocations must be in whole numbers (e.g., 1%). The maximum amount of Benefit Balance that may be transferred is the highest of:



       - four (4%) percent of your Benefit Balance as of your prior Contract Anniversary;



       - the amount of interest credited to your Benefit Balance over the most recent full Contract Year; or



       - the amount of Benefit Balance transferred to Contract Value during the most recent full Contract Year.



We reserve the right to limit the number of transfers from the Personal Pension Account, wait six months after your most recent transfer from the Personal Pension Account before moving Contract Value back into the Personal Pension Account, or revoke this privilege at any time. Amounts transferred out of the Personal Pension Account will reduce the Benefit Balance by the amount transferred. Amounts transferred from the Personal Pension Account to the Fixed Accumulation Feature or the Sub-Accounts will be treated as a subsequent Premium Payment and become part of your Contract Value. You may also transfer Contract Value from your Sub-Accounts or Fixed Accumulation Feature, to the Benefit Balance (such transfers will reduce the amount of your optional Death Benefit and AWA). If applicable, no CDSC will be applied to Benefit Balance transferred to Sub-Accounts or the Fixed Accumulation Feature, or vice versa. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date.



As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Benefit Balance to Sub-Accounts or the Fixed Accumulation Feature and therefore this may not provide an effective short term defensive strategy.



DEATH BENEFIT - Upon the death of the Owner, joint Owner or Annuitant, whichever shall first occur, we will pay a Death Benefit equal to the then remaining Benefit Balance, to the Beneficiary. This Death Benefit is part of the standard Death Benefit or any optional Death Benefit. Please refer to standard Death Benefit below for a description of how the Death Benefit will be administered.



Personal Pension Account Payouts will cease upon notification of death of the Owner, joint Owner or Annuitant. Your Benefit Balance will be converted into Contract Value and transferred to the Money Market Sub-Account without annuitization and commutation. Unless otherwise stated below, Contract Value may not be reallocated back into the Personal Pension Account. The Contingent Annuitant may reinvest Contract Value back into the Personal Pension Account and establish a new guarantee window, target income age and receive then applicable credited rates. If Spousal Contract continuation is elected, your Spouse can either continue to maintain the Personal Pension Account and resume Personal Pension Account Payouts, if applicable, or instruct us to

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transfer Benefit Balance to the Money Market Sub-Account. Your Spouse may then reinvest Contract Value back into the Personal Pension Account by establishing a new guarantee window and target income age. New crediting rates will apply.




OTHER INFORMATION - We will account for any Personal Pension Account Contributions, Personal Pension Account Payouts, interest, and deductions separately and on a first-in, first-out basis. Personal Pension Account Payouts are not cumulative and may not be advanced, commuted or accelerated, except as explicitly stated in this prospectus. We may close the Personal Pension Account to new Personal Pension Account Contributions at any time without notice. We may also make the Personal Pension Account available only through enrollment in one or more investment Programs that we establish. The Personal Pension Account is not particularly well-suited for investors under age 50. The Personal Pension Account should not be confused with a pension plan under The Employee Retirement Income Security Act of 1974, as amended (ERISA). Neither we nor any of our affiliates assume any fiduciary duties with regard to this Contract, as such terms are defined under ERISA laws and regulations.



EFFECT OF FULLY SURRENDERING THE CONTRACT - Upon full Surrender of the Contract, we will annuitize any remaining Benefit Balance, fully commute the applicable Personal Pension Account Payouts and then pay you the resulting amount in a lump sum. TO AVOID INADVERTENTLY LOSING LIFE CONTINGENT ANNUITY PAYOUTS, YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE OR A TRUSTED ADVISER BEFORE FULLY SURRENDERING THIS CONTRACT.



For examples of the Personal Pension Account, see Appendix A.


4. INFORMATION ON YOUR ACCOUNT

A. OPENING AN ACCOUNT

WHO CAN BUY THIS CONTRACT?

The Contract is an individual or group tax-deferred variable annuity Contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:


- any trustee or custodian for a retirement plan qualified under Section 401(a) of the Code;



- individual Retirement Annuities adopted according to Section 408 of the Code;



- employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and



- certain eligible deferred compensation plans as defined in Section 457 of the Code.



The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.



If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other Qualified Plan receives tax-deferred treatment under the Code.



We no longer accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.



The Personal Pension Account may not be available to all types of Qualified
Plans.


HOW DO YOU PURCHASE A CONTRACT?


You may only purchase a Contract through a Financial Intermediary. A Registered Representative will work with you to complete and submit an application or an order request form. Part of this process will include an assessment as to whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your Registered Representative shall make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary. Your initial Deposit will not be invested in any Account and/or the Personal Pension Account during this period.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents. Non-Resident Alien (NRA) application submissions require our prior approval.


The minimum initial Deposit required to buy this Contract varies based on the type of investment, Contract class and whether you enroll in a systematic investment Program such as the InvestEase(R) Program. Financial Intermediaries may impose requirements

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regarding the form of payment they will accept. Deposits not actually received by us within the time period provided below will result in the rejection of your application or order request.


Deposits sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.



We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Deposits of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:


- if you are seeking to purchase a Contract with an initial Deposit of $1 million or more;


- if total Deposits, aggregated by social security number or taxpayer identification number, equal $1 million or more; and


-   for all applications where the Owner or joint Owner are non-resident aliens.

You and your Annuitant must not be older than age 80 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

CAN YOU CANCEL YOUR CONTRACT AFTER YOU PURCHASE IT?

Yes. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Account Balance as of the Valuation Day we receive your properly completed request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Account Balance may be more or less than your Deposits depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Account Balance until we receive your notice of cancellation. In certain states, however, we are required to return your Deposit without deduction for any fees or charges.

HOW ARE DEPOSITS APPLIED TO YOUR CONTRACT?

Your initial Deposit will usually be invested within two Valuation Days of our actual receipt in-hand at our Administrative Office of both a properly completed application or order request and the Deposit; both being in good order. If we receive a subsequent Deposit before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Deposit after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive a subsequent Deposit on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Deposits based on your last instructions on record. We will send you a confirmation when we invest your Deposit.

If the request or other information accompanying the initial Deposit is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Deposit at our Administrative Office) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Deposit and explain why it could not be processed or keep the Deposit if you authorize us to keep it until you provide the necessary information.


Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your Financial Intermediary has completed a suitability review. We will then consider if your investment is in good order. While the suitability and good order process is underway, Deposits will not be applied to your Contract. You will not earn any interest on Deposits even if they have been sent to us or deposited into our bank account. We are not responsible for market losses, gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to unwind a transaction based on their review of your Registered Representative's recommendations. Your Financial Institution, and we, may directly or indirectly earn income on your Deposits. For more information, contact your Registered Representative.


HOW IS CONTRACT VALUE CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?


The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds, and does not include Benefit Balance. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.



When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes, by the Accumulation Unit Value for that day. The more Premium

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Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.


To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:


- the net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by



- the net asset value per share of each Fund at the end of the prior Valuation Day; reduced by



- contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses and administrative charges, divided by the number of days in the year multiplied by the number of days in the valuation period.


We will send you a statement at least annually.

WHAT OTHER WAYS CAN YOU INVEST?

You may enroll in the following features (sometimes called a "Program") for no additional fee. Not all Programs are available with all Contract variations.

-   INVESTEASE


This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, the Fixed Accumulation Feature, or the Personal Pension Account. You cannot use this Program to invest in the DCA Plus Programs.


-   STATIC ASSET ALLOCATION MODELS


This feature allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund families and are not based on such investment theories.



You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature, Personal Pension Account, or a DCA Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or Automatic Income Program.



You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.



Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.


We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature or the Personal Pension Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.


While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Availability of these models is subject to Fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.


You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Contract Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset

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allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.


Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund's prospectus.



Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.


-   ASSET REBALANCING


In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the Automatic Income Program, InvestEase and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.



-   DOLLAR COST AVERAGING PROGRAMS



We offer three Dollar Cost Averaging Programs:


-   DCA Plus

-   Fixed Amount DCA

-   Earnings/Interest DCA


DCA Plus - These programs allow you to earn a fixed rate of interest on investments. These Programs are different from the Fixed Accumulation Feature or the Personal Pension Account. We determine, in our sole discretion, the interest rates to be credited. These interest rates may vary depending on the Contract class you purchased and the date the request for the Program is received. Please consult your Registered Representative to determine the interest rate for your Program.


You may elect either the "12-Month Transfer Program" or the "6-Month Transfer Program".


- Under the 12-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 12 months. You must transfer these investments into available Funds or the Personal Pension Account (and not the Fixed Accumulation Feature) during this 12 month period. You must make at least 7 but no more than 12 consecutive, monthly transfers to fully deplete sums invested in this Program. Transfers out will occur monthly.



- Under the 6-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 6 months. You must transfer these investments into available Funds or the Personal Pension Account (and not the Fixed Accumulation Feature) during this 6 month period. You must make at least 3 but no more than 6 consecutive, monthly transfers to fully deplete sums invested in this Program. Transfers out will occur monthly.

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- Each time you make a subsequent Premium Payment, you can invest in a different rate lock program. Any subsequent investments made considered a separate rate lock Program investment. You can invest in up to 5 different rate lock Programs at one time.



- You must invest at least $5,000 in each rate lock program ($2,000 for qualified plan transfers or rollovers, including IRAs). We will pre-authorize transfers from our Fixed Accumulation Feature subject to restrictions.


- Pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions in good order.


- If a DCA Plus payment is received without enrollment instructions and a DCA Plus Program is active on the Contract, we will set up the new Program to mirror the existing one. If a DCA Plus payment is received without enrollment instructions and a DCA Plus Program is not active on the Contract, but is the future investment allocation and a static asset allocation model is active on the Contract, we will set up the new Program to move Funds to the Static Asset Allocation Model. Otherwise, we will contact your investment professional to obtain complete instructions. If we do not receive in good order enrollment instructions within the 15 day timeframe noted above, we will refund the Program payment for further instruction.



- If your Program payment is less than the required minimum amount, we will invest into the destination Funds or the Personal Pension Account indicated on the Program instructions accompanying the payment. If Program instructions were not provided and a DCA Plus Program is active on the Contract, we will apply the payment to the destination Funds or the Personal Pension Account of the current DCA Plus Program. Otherwise, we will contact your investment professional to obtain further investment instructions.



- The credited interest rate used under the DCA Plus Programs is not earned on the full amount of your Premium Payment for the entire length of the Program because Program transfers to Sub-Accounts or the Personal Pension Account decrease the amount of your Premium Payment remaining in the Program.


- You may elect to terminate your involvement in this Program at any time. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Funds or the Personal Pension Account you designated.


Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund or the Personal Pension Account. This program begins in 15 days unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.



Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the earnings from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund or the Personal Pension Account. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.


-   AUTOMATIC INCOME PROGRAM


This systematic withdrawal feature allows you to make partial Surrenders up to 5% of your total Premium Payments each Contract Year. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The Personal Pension Account is not an eligible source Fund for partial Surrenders facilitated through the Automatic Income Program. The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the AWA and may be subject to a CDSC. If received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Please see the "Federal Tax Considerations" section and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional riders.


-   OTHER PROGRAM CONSIDERATIONS

-   You may terminate your enrollment in any Program at any time.

- We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

       - any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund.

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  You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.


- These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.



CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?



Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time.


-   WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

-   WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?


Many Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners' "transfer-in" requests.


In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.


We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine transfer-out requests and transfer-in requests. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.



For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.


-   WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Contract Value more than once a Valuation Day.


EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                                                            PERMISSIBLE?
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Transfer $10,000 from a money market Sub-Account to a growth Sub-Account                          Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts              Yes
(dividing the $10,000 among the other Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts to any number of other                 Yes
Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before          No
the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account

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SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.


The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging Program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.


We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, Fund trading policies do not apply or may be limited. For instance:


- Certain types of Financial Intermediaries may not be required to provide us with shareholder information.



- "Excepted funds" such money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.



- A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.



- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.



POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:


- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.


- Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.


- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

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- In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.


Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.



In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.


TELEPHONE AND INTERNET TRANSFERS

Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any verbal communication should be re-confirmed in writing.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY

You may authorize another person to conduct financial and other transactions on your behalf by submitting a completed power of attorney form that meets the power of attorney requirements of your resident state law. Once we have the completed form on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you.

B. CHARGES AND FEES

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

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During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where any CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.


Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.


- Expense Risk - We also bear an expense risk that the sales charges (if applicable), Distribution Charge (if applicable) and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.



Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.


ANNUAL MAINTENANCE FEE


The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Account Balance at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.



We will waive the Annual Maintenance Fee if your Account Balance is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Owners who own more than one Contract with a combined Account Balance between $50,000 and $100,000. If you have multiple Contracts with a combined Account Balance of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include Contracts from our Putnam Hartford line of variable annuity Contracts with the Contracts when we combine Account Balance for purposes of this waiver.


ADMINISTRATIVE CHARGE


We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.


DISTRIBUTION CHARGE


We apply an annual distribution charge against all Remaining Gross Premiums invested in B Share Contracts (the "Distribution Charge"). The Distribution Charge will apply to each Premium Payment that has been invested for eight years or less and will be deducted on each Contract Anniversary. Each Premium Payment has its own Distribution Charge schedule. The Distribution Charge will also apply to any partial Surrender in excess of the AWA. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A proportional Distribution Charge will be deducted upon:



-   partial Surrenders in excess of the AWA;



-   full Surrender;



-   full or partial Annuitization, and/or



- the date we receive due proof of death of the Owner, joint Owner, or the Annuitant and upon a corresponding full Surrender and/or annuitization. Upon such death, a proportional Distribution Charge will be applied on receipt of due proof of death and upon a Death Benefit distribution if elected at a later date.



If a Beneficiary elects to continue under any of the available options described under the "Standard Death Benefits" section below, we will continue to deduct the Distribution Charge based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Distribution Charge is taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state.

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PREMIUM TAXES


We deduct Premium taxes, if required, by a state or other government agency. Some states collect these taxes when Deposits are made; others collect at annuitization. Since we pay Premium taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The premium tax rate varies by state or municipality and currently ranges from 0 - 3.5%.


SALES CHARGES

FRONT-END SALES CHARGE (FESC) - A SHARE CONTRACTS ONLY


We may deduct a sales charge from all Deposits subject to our Rights of Accumulation program.



Under the Rights of Accumulation program, we will use the aggregate amount of Eligible Investments in addition to Deposits into your class A Share Contract to calculate the applicable sales charge. "Eligible Investments" are (a) any other individual variable annuity from us or our affiliates subject to a front-end sales charge and (b) Class A shares of any retail mutual fund of a Fund family within your Hartford variable annuity held by you as Owner or joint Owner except if purchased as part of a fee based wrap program offered by the Financial Intermediary or its affiliated advisers. Your Financial Intermediary must be the broker of record for Eligible Investments. Eligible Investments must be identified in your application (or comparable request for annuity) and each time you make subsequent Deposits. Deposits received through any other means of transmission will be subject to a sales charge based on the lower of your most recent sales charge level on record under this program or the otherwise applicable sales charge.



We also accept Letters of Intent as a basis to reduce sales charges. A Letter of Intent is a non-binding commitment to invest a certain amount of Deposits within 13 months from the date you purchase your Contract in exchange for which we deduct a sales charge based on the total amount you plan on investing over this time period. If you don't make the Deposits promised, we will recalculate the sales charge based on your actual Premium Payments and proportionately deduct this charge from your Sub-Accounts. We may accept a Letter of Intent for another 13 month period.



CONTINGENT DEFERRED SALES CHARGES (CDSC) - B SHARE CONTRACTS ONLY



We may deduct a CDSC when you make Surrenders from your Contract. We may also deduct a CDSC in connection with certain Annuity Payout Options. This charge is designed to recover the expense of distributing the Contracts that are surrendered before distribution expenses have been recouped from revenue generated by these Contracts. Each Deposit has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC.



In computing the CDSC, Surrenders will be taken:



1st - from the AWA



2nd - from Contract Value subject to a CDSC on a first-in-first out basis; and



3rd - from remaining Contract Value.



CDSC is charged based on the type of transaction:



- Partial Surrenders: To calculate the CDSC when you make a partial Surrender, we apply the applicable CDSC percentage to the amount of the Surrender in excess of the AWA that is eligible for CDSC.



- Full Surrenders: If you fully Surrender your Contract, we apply the applicable CDSC percentage to Remaining Gross Premiums.



- Annuity Payouts: To calculate the CDSC when you take an Annuity Payout pursuant to certain Annuity Payout Options, we apply the applicable CDSC to Commuted Value.



Please refer to Examples in Appendix A for an illustration of these computations.



The following are NOT subject to a CDSC:



- Annual Withdrawal Amount (AWA) - During each Contract Year when a CDSC applies, you may take partial Surrenders up to the greater of:


    1.   5% of the total Premium Payments that are otherwise subject to CDSC, or

    2.   Contract Value minus Remaining Gross Premiums.

       We compute the AWA as of the end of the Valuation Day when a partial Surrender request is received by us in good order. The AWA is calculated by comparing two values. First, total Premium Payments subject to a CDSC is multiplied by 5%. Next, the total Remaining Gross Premiums is subtracted from the Contract Value. The greater of the two calculations is the applicable AWA at the end of that particular Valuation Day. This method for calculating CDSCs is used for the current and all future partial Surrenders. All reductions from your Premium Payments will be made on a first-in-first out basis. The financial impact

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       of the CDSC will be greater during declining market conditions. These amounts are different for Contracts issued to a Charitable Remainder Trust.

       The AWA may vary on a daily basis because of fluctuations in Contract Value. If you do not take maximum AWA one Contract Year, you may not take more than the maximum AWA in a subsequent Contract Year. The AWA does not apply to Personal Pension Account Payouts.


- Transfers from Sub-Accounts or the Fixed Accumulation Feature to the Personal Pension Account.



- If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a partial or full Surrender if you, the joint Owner or the Annuitant, are confined for at least 180 calendar days to a:


       - facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

       -   facility certified as a hospital or long-term care facility; or

       - nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

     For this waiver to apply, you must:

       -   have owned the Contract continuously since it was issued,

       -   provide written proof of your eligibility satisfactory to us, and

       - request the Surrender within 91 calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.


     This waiver is not available if the Owner, the joint Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.



- Upon death of the Annuitant or any Contract Owner(s) - CDSC will be waived if the Annuitant or any Contract Owner(s) dies.



- Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.



- For Required Minimum Distributions - CDSC will be waived for any Annuitant age 70 1/2 or older with a Contract held under an IRA who Surrenders an amount equal to the Required Minimum Distribution for one year's required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.



- For substantially equal periodic payments - CDSC will be waived if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59 1/2.



- Upon cancellation during the Right to Cancel Period - CDSC will be waived if you cancel your Contract during the Right to Cancel Period.



- Exchanges - As an accommodation, we may, in our sole discretion, time-credit CDSC for the time that you held an annuity previously issued by us.


- Settlements - We may, in our sole discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.

CHARGES AGAINST THE FUNDS

Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses and the Fee Summary.

REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses.

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C. SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

BEFORE THE ANNUITY COMMENCEMENT DATE:


Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, distribution charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.



For information on how a full Surrender of the Contract impacts the Personal Pension Account, see "Personal Pension Account" section above.



Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC and Distribution Charge. You can ask us to deduct the CDSC and Distribution Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.



Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state.



There are several restrictions on partial Surrenders before the Annuity Commencement Date:



       - the partial Surrender amount must be at least equal to $500, our current minimum for partial Surrenders, and



       - after a Surrender, your Contract Value must be equal to or greater than our then current Minimum Amount Rule that we establish according to our current policies and procedures. We may change the Minimum Amount Rule in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the Minimum Amount Rule after a Surrender.



You may withdraw all or a portion of Personal Pension Account Payouts by following the procedures described below in the "After the Annuity Commencement Date" section below.



AFTER THE ANNUITY COMMENCEMENT DATE:



Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Two, Three, Five, Six and Eight. In the event you take a full Surrender of your Annuity Payout Options Two, Three, Five, or Eight, you will forfeit the life contingent payments of these options. TO AVOID INADVERTENTLY LOSING THESE ANNUITY PAYOUTS, YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE OR A TRUSTED ADVISER BEFORE FULLY SURRENDERING THIS CONTRACT. We pay you the Commuted Value, minus any applicable CDSCs and Premium tax.



Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Annuity Payout Option Two, Three, Five, or Six, or Eight. You may take partial Surrenders of amounts equal to the Commuted Value, of the payments that we would have made during the "Period Certain." If you select the Annuity Payout Options Two or Eight, the "Period Certain" will be calculated as equivilant to the Annuity Payout Value on the date of annuitization divided by the Annuity Payout amount, rounded down.



To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request before the Period Certain expires. Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. We will deduct any applicable CDSCs.



If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain on a first-in, first-out sequential basis. Once the Period Certain has passed, you may receive Annuity Payouts provided that the Annuitant is living; assuming that the Contract is still in force and such privileges have not been waived.



These options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by the IRS.



Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

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WHAT IS THE COMMUTED VALUE?



You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as "commuting" your Annuity Payout. The amount that you request to commute must be at least equal to $[500]. There will be a waiting period of at least thirty days for payment of any lump sum commutation. The minimum Benefit Balance remaining after annuitization and partial commutation must be [$5,000].



Upon commutation, the Annuity Payout Value will be discounted based on an interest rate that we determine at our sole discretion (the "discount rate"). We determine the discount rate based on a number of factors including then current interest rate(s) and investment assumptions. The higher the discount rate and CDSC, the lower the amount that you will receive.



The Commuted Value is determined on the day we receive your written request.


HOW DO YOU REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing, by telephone or on the Internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests - To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.


If there are joint Owners, both must authorize all Surrenders. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.



Telephone Requests - To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone Surrenders.



Internet Requests - To request a partial Surrender by internet; we must have received your completed Internet Partial Withdrawal Program Enrollment Form. If there are joint Owners, both must sign this form. By signing the form, you authorize us to accept internet instructions for partial Surrenders from either Owner. Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on Internet Surrenders.


We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone and Internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone and Internet.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?


There are certain tax consequences associated with Surrenders and Personal Pension Account Payouts. If you make a Surrender or a Personal Pension Account Payout prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment or a Personal Pension Account Payout Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

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WE DO NOT MONITOR SURRENDER REQUESTS. CONSULT YOUR PERSONAL TAX ADVISER TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY.


More than one Contract owned in the same calendar year - If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.



Please see "Federal Tax Considerations" and "Information Regarding Tax-Qualified Retirement Plans" for more information.


D. ANNUITY PAYOUTS


Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units in what is known as the "payout phase." The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You may take Personal Pension Account Payouts without annuitizing Contract Value. Once you annuitize your Contract, you may no longer make Personal Pension Account Contributions. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Your choice of an Annuity Payout Option may be limited based on whether you annuitize Contract Value or your Personal Pension Account. For your choice of an Annuity Payout Option, your Personal Pension Account Payouts will not affect other Annuity Payout Option choices available to you. Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.


WHEN DO YOUR ANNUITY PAYOUTS BEGIN?


Annuity Payouts from the Personal Pension Account may begin at any time but we reserve the right to require that you own your Contract for at least six months before you may exercise annuitization privileges. Contract Value may only be annuitized on the Annuity Commencement Date.



Your Annuity Commencement Date cannot be earlier than your second Contract Anniversary if choosing a fixed dollar Annuity Payout. The Annuity Commencement Date may be immediate if electing a variable dollar amount Annuity Payout. In no event; however, may the Annuity Commencement Date be later than:



- Annuitant's 90th birthday (or if the Owner is a Charitable Remainder Trust, the Annuitant's 100th birthday);



-   10th Contract Year (subject to state variation);



- The Annuity Commencement Date stated in an extension request (subject to your Financial Intermediary's rules for granting extension requests) received by us not less than 30 days prior to a scheduled Annuity Commencement Date; or



- You fully annuitize Benefit Balance (assuming that no Contract Value exists as of such date).



We reserve the right, in our sole discretion, to refuse to extend your Annuity Commencement Date regardless of whether we may have granted extensions in the past to you or other similarly situated investors. In certain instances, a Financial Intermediary has asked us to prohibit Annuity Commencement Date extensions for their customers when the Annuitant turns age 95. Please ask your Registered Representative whether you are affected by any such prohibition and make sure that you fully understand the implications this might have in regard to your Death Benefits.


The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.


All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.



WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?



Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option with respect to that portion of your Contract cannot be changed.



-   OPTION ONE - LIFE ANNUITY


We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

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-   OPTION TWO - LIFE ANNUITY WITH A CASH REFUND



In general, we will make Annuity Payouts as long as the Annuitant is living. However, when the Owner dies before the Annuity Commencement Date (and the Annuitant is living or deceased), the Death Benefit will be paid according to the standard Death Benefit rules. When the Annuitant dies after the Annuity Commencement Date (and the Owner is living or deceased), then the Beneficiary will receive the Death Benefit according to the standard Death Benefit rules and Annuity Payouts cease.



The Annuity Payout Value used to make these Annuity Payouts is equal to Benefit Balance minus Premium tax and the total amount of any prior Annuity Payouts already made.


This option is only available for fixed dollar amount Annuity Payouts.


-   OPTION THREE - LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN


We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant's age. If the Annuitant dies before the guaranteed number of years has passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.


-   OPTION FOUR - JOINT AND LAST SURVIVOR LIFE ANNUITY


We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.


- OPTION FIVE - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN


We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.


-   OPTION SIX - PAYMENTS FOR A PERIOD CERTAIN


We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.


-   OPTION SEVEN - DEATH BENEFIT REMAINING WITH THE COMPANY



The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five years from the date of death of the Annuitant or Owner if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or

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other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. The Beneficiary may not make Personal Pension Account Contributions.


-OPTION EIGHT - JOINT AND LAST SURVIVOR LIFE WITH CASH REFUND


In general, we will make Annuity Payouts as long as the Owner, and either Annuitant or Joint Annuitant are living. When the Owner dies before the Annuity Commencement Date (and the Annuitant or Joint Annuitant is living or deceased), then the Death Benefit is paid according to the standard Death Benefit rules.



If death occurs after the Annuity Commencement Date, we will make Annuity Payouts as long as either the Annuitant or the Joint Annuitant is living. When one Annuitant dies, we continue to make Annuity Payouts at the elected percentage until the second Annuitant dies. When the last Annuitant dies, then the Death Benefit is paid according to the standard Death Benefit rules.



The Annuity Payout Value used to make these Annuity Payouts is equal to Benefit Balance minus Premium tax and the total amount of any prior Annuity Payouts already made. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:



-   Remain the same at 100%, or



-   Decrease to 75%, or



-   Decrease to 50%.



This option is only available for fixed dollar amount Annuity Payouts.



YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED ANNUITY PAYOUT OPTIONS TWO, THREE, FOUR, FIVE, SIX OR EIGHT. A CDSC, IF APPLICABLE, MAY BE DEDUCTED.



Annuity Payout Option Two is only available for Annuity Payouts from the Personal Pension Account. Annuity Payout Options One, Three, Four, Five, Six, and Seven are only available for Annuity Payouts from the Fixed Accumulation Feature or Sub-Accounts. Annuity Payout Option Eight is only available for Annuity Payouts from the Personal Pension Account and is not currently available.



For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.



We use a present value formula to compute Commuted Value. The results of this formula vary based on, among other things, the discount rate used. As discussed above, the discount rate may vary based on a number of factors including, but not limited to, current interest rates and investment returns. The higher the discount rate, the lower the Commuted Value will be.


AUTOMATIC ANNUITY PAYOUTS


If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to five (5%) percent.


HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?


In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:


-   monthly,

-   quarterly,

-   semi-annually, or

-   annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

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DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?


You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If you elect the Personal Pension Account, your Annuity Payout Option may only be a fixed dollar amount.


-   FIXED DOLLAR AMOUNT ANNUITY PAYOUTS


Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.


-   VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS

Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:


-   the Annuity Payout Option chosen,


-   the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles (which purchase rates may vary based on the aspect of the Contract annuitized), and

-   the Assumed Investment Return ("AIR").


The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.


The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.

The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.

You can select one of the following AIRs offered, subject to state variations:

          ANNUITY                ANNUITY                ANNUITY
 AIR    UNIT FACTOR     AIR    UNIT FACTOR     AIR    UNIT FACTOR
-------------------------------------------------------------------
 3%      0.999919%      5%      0.999866%      6%      0.999840%

The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the

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New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

-   COMBINATION ANNUITY PAYOUT


You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use forty (40%) percent fixed dollar amount and sixty (60%) percent variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.


E. STANDARD DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. The standard Death Benefit is equal to your Account Balance calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature and Personal Pension Account for each Beneficiary's portion of the proceeds.

We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Account Balance. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:


- $5 million of aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and associated riders; or



-   Account Balance plus $1 million.


HOW IS THE DEATH BENEFIT PAID?


The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.


If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven Program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.


The Beneficiary may elect under the Annuity Payout Option Seven to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.



The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Annuity Payout Option One. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.



If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.



If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner's death.

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If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.


WHO WILL RECEIVE THE DEATH BENEFIT?


The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.


If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.


IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:


IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Owner                            There is a surviving joint       The Annuitant is living or       Joint Owner receives the Death
                                 Owner                            deceased                         Benefit.
Owner                            There is no surviving joint      The Annuitant is living or       Beneficiary receives the Death
                                 Owner                            deceased                         Benefit.
Owner                            There is no surviving joint      The Annuitant is living or       Owner's estate receives the
                                 Owner and the Beneficiary        deceased                         Death Benefit.
                                 predeceases the Owner
Annuitant                        The Owner is living              There is no named Contingent     The Owner becomes the
                                                                  Annuitant                        Contingent Annuitant and the
                                                                                                   Contract continues. The Owner
                                                                                                   may waive this presumption and
                                                                                                   receive the Death Benefit.
Annuitant                        The Owner is living              The Contingent Annuitant is      Contingent Annuitant becomes
                                                                  living                           the Annuitant, and the Contract
                                                                                                   continues.


IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:


IF THE DECEASED IS THE . . .                             AND . . .                               THEN THE . . .
Owner                                     The Annuitant is living                   Beneficiary becomes the Owner.
Annuitant                                 The Owner is living                       Owner receives the payout at death.
Annuitant                                 The Annuitant is also the Owner           Beneficiary receives the payout at
                                                                                    death.


THESE ARE THE MOST COMMON SCENARIOS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH.


5. OPTIONAL GUARANTEED MINIMUM DEATH BENEFIT



OBJECTIVE



To provide a Death Benefit that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. This Death Benefit is the higher of Contract Value (after expenses) or Premium Payments as adjusted for Surrenders.



WHEN CAN YOU BUY THE RIDER?



You can currently elect this benefit (called a "rider") only at the time that you buy this Contract. This rider may not be available through all Registered Representatives and may be subject to additional restrictions set by your Registered Representative or us. We reserve the right to withdraw this rider at any time. The maximum age of any Owner or Annuitant when electing this rider is 80.



DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?



No.



HOW IS THE CHARGE FOR THIS RIDER CALCULATED?



The fee for the rider is based on Premium Payments, as adjusted for Surrenders, as of each Contract Anniversary. In the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be based on the Contract Value on the date of any such change plus Premium Payments received after such date, as adjusted for Surrenders. This charge will automatically be deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A prorated charge will be deducted in the event of a full Surrender of this Contract or this rider. The charge for the rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract

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Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts or the rider is terminated. The rider charge may limit access to the Fixed Accumulation Feature in certain states.



We reserve the right to change the rider charge up to the maximum fee described in the Fee Summary at any time without notice. The rider charge may increase for new investors. The rider charge may also prospectively increase upon certain ownership changes or upon Spousal Contract continuation. We reserve the right to charge a different rider charge based on your participation in approved investment options.



IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?



Yes. This Death Benefit is independent from our obligation to also pay the Benefit Balance upon your death.



We calculate the Death Benefit when, and as of the Valuation Day, we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds. Termination of this rider will result in the rescission of this Death Benefit and result in your Beneficiary receiving the standard Death Benefit.



The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.



If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining Contract Value must be distributed at least as rapidly as under the payment method being used as of the Owner's death.



If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.



The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date. Please refer to the discussion under the caption "Who will receive the Death Benefit" under Standard Death Benefits for more information.



DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?



Yes.



CAN YOU TERMINATE THIS RIDER?



Yes. At anytime following the earliest of the fifth anniversary of the rider effective date or Spousal Contract continuation, the Contract Owner may elect to terminate this rider. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the standard Death Benefit. No other optional benefit may be elected following the termination. A Company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in the "Standard Death Benefit" section) by the Beneficiary (excluding Spousal Contract continuation).



WHAT EFFECT DOES PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE
RIDER?



We calculate the adjustment to your aggregate Premium Payments for any Surrender by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrender within a Contract Year up to the Death Benefit withdrawal limit. The "Death Benefit withdrawal limit" is five (5%) percent of aggregate Premium Payments. If a change of ownership occurs or if Spousal Contract continuation is elected, the Death Benefit withdrawal limit will be five (5%) percent of Contract Value as of the date of such change plus Premium Payments made after such date. For purposes of this rider, a Surrender also includes a transfer of Contract Value to Benefit Balance. Any partial Surrender that causes cumulative Surrenders during the Contract Year to exceed the Death Benefit withdrawal limit, even if less than your permissible AWA (provided that such Surrender was not made in accordance with our Automatic Income program for the purposes of meeting Required Minimum Distribution requirements), will cause a proportionate reduction in your Death Benefit. See Example 1 under the Return of Premium Examples in Appendix C for an illustration of this calculation.



WHAT HAPPENS IF YOU CHANGE OWNERSHIP?



We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a re-calculation of the Death Benefit.

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Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider's effective date.



An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a reset of these benefits. If the rider is not available for sale at the time of the ownership change, we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.



If the rider is currently available for sale on the date of the ownership change, we will continue the existing rider with respect to all benefits at the rider charge currently being assessed on new sales (or the last declared maximum rider fee).The Death Benefit will be recalculated to the lesser of the Contract Value or the Death Benefit on the effective date of the ownership change.



If the oldest Owner after the change is greater than the age limitation of the rider as of the trade date of the change, then we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.



CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?



Yes. If the Owner dies and the sole Beneficiary is the deceased Owner's Spouse at the time of death, that Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.



If the Owner is less than or equal to age 80 at the time of the Spousal Contract continuation and such rider (or similar rider, as we determine) is not available for sale, we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.



If the Owner is less than or equal to age 80 at the time of the Spousal Contract continuation and such rider (or similar rider, as we determine) is still available for sale, the Death Benefit will be increased to the Contract Value if higher than the Death Benefit as of the date of due proof of death. The rider charge will be reset to the rider charge then being assessed for new sales of the rider.



If the new Owner is age 81 or older at the time of the Spousal Contract continuation, we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date and then will no longer be assessed.



WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?



Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option is elected.



ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?



Yes. You may allocate your Contract Value to any Sub-Accounts(s), asset allocation models, investment programs, fund of funds Sub-Accounts(s) or other investment option(s) or you may design your own portfolio, provided that your Fund selections comply with the investment restrictions in the following table:



            CLASSIFICATION                             ALLOCATION
--------------------------------------------------------------------------------
Fixed investments Funds                  Minimum of 30% - to a maximum of 100%
Equity Investments                       - Maximum of 70%
                                         - No more than 20% may be invested in
                                         any one Fund in this category
Limited Investments                      Maximum of 20%
Multi-Asset Investments                  - Minimum of 0% - to a maximum of 100%
                                         - May not be combined with Funds in the
                                         above classifications



Not all asset allocation models, Funds or programs are available through all Financial Intermediaries. The Personal Pension Account and Fixed Accumulation Feature are not included within any classification.



We may, in our sole discretion, add, replace or delete Funds, programs, classifications, allocations and asset allocation models from time to time. Not all asset allocation models, Funds or programs are available through all Financial Intermediaries. You will be provided with advance notification of any investment restriction changes and you must invest any subsequent Premium Payments in accordance with such updated investment restrictions.

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You must participate in an asset rebalancing program. If on any Valuation Day, your Contract Value is no longer invested within the permissible allocations in the table above as a result of market fluctuations, we will not terminate the rider. Instead, your Contract Value will be rebalanced quarterly in accordance with your last compliant allocation instructions. All subsequent Premium Payments must also be invested according to the classifications described in this section.



YOU MAY PROVIDE INVESTMENT INSTRUCTIONS TO INVEST CONTRACT VALUE IN A MANNER THAT VIOLATES THESE INVESTMENT RESTRICTIONS. ANY SUCH ACTION WILL, HOWEVER, RESULT IN THE TERMINATION OF THIS RIDER. WE WILL NOT ACCEPT INSTRUCTIONS TO VIOLATE THE INVESTMENT RESTRICTIONS FROM YOUR REGISTERED REPRESENTATIVE. VIOLATING THESE INVESTMENT RESTRICTIONS SHALL RESULT IN THE TERMINATION OF YOUR DEATH BENEFIT UNDER THIS RIDER.



If this rider is terminated due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Death Benefit. The thirty calendar day reinstatement period will begin from the date this rider is terminated. Your opportunity to reinstate will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make an ownership change.



Upon reinstatement of your rider, your Death Benefit will be reset at the lower of the Death Benefit prior to the revocation or Contract Value as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.



We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions.



ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?



Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.



CAN WE AGGREGATE CONTRACTS?



Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates where you have elected any optional death benefit rider as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Deposits. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:



-   $5 million of Deposits (as reduced by an adjustment for Surrenders), or



-   Account Balance plus $1 million.



Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.



OTHER INFORMATION



The rider may not be appropriate for all investors. Several factors, among others, should be considered:



- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.



- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.



- The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death. If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.



- Upon Spousal Contract continuation or ownership change, the Death Benefit withdrawal limit upon which we reduce the Death Benefit will be adjusted to equal five (5%) percent of the Contract Value as of the date of such change plus Premium Payments received after such date.



- If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the Contract may continue with the Spouse as Owner through a Spousal Contract continuation election, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payout Option. If the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate.



- Participation in an automatic investment or income program may result in a transaction during the reinstatement period causing you to lose your right to reinstate the Death Benefit.

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6. FURTHER INFORMATION


A. GLOSSARY

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:

ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.


ACCOUNT BALANCE: The sum of your Contract Value and Benefit Balance.


ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert Premium Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate Contract Value prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.


ADMINISTRATIVE OFFICE: Our overnight mailing address is: 1 Griffin Road North, Windsor, CT 06095-1512. Our standard mailing address is: P.O. Box 5085, Hartford, Connecticut 06102-5085.


ANNUAL MAINTENANCE FEE: An annual charge deducted on a Contract Anniversary or upon full Surrender.

ANNUITANT: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.


ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless we, in our sole discretion, agree to postpone to another date following our receipt of an extension request. Annuitization(s) of Benefit Balance do not trigger an Annuity Commencement Date.



ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select. Annuity Payout also refers to Personal Pension Account Payouts.



ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date, the death of the Contract Owner or Annuitant; or annuitization(s) of Benefit Balance.



ANNUITY PAYOUT VALUE: The portion of your Benefit Balance annuitized pursuant to the applicable fixed component and cash refund balance associated with an Annuity Payout Option, as reduced by Annuity Payouts including Personal Pension Account Payouts.




ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.


ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.


BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner or Annuitant, as the case may be.



BENEFIT BALANCE: Personal Pension Account Contributions, as adjusted for transfers to or from Contract Value, credited interest and/or annuitization. Benefit Balance includes Annuity Payout Value, if any.


CODE: The Internal Revenue Code of 1986, as amended.


COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payout. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and the applicable discount rate determined by us for fixed dollar amount Annuity Payouts, as applicable to the source of assets annuitized.


CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.


CONTINGENT DEFERRED SALES CHARGE (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.


CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

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CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Account on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: Except as otherwise provided, the amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.

DEPOSIT: The sum of allPremium Payments and Personal Pension Account Contributions.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all classes of Contracts we offer contain a Fixed Accumulation Feature.

FUND: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a "Sub-Account".


JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.


1933 ACT: The Securities Act of 1933, as amended.

1934 ACT: The Securities Exchange Act of 1934, as amended.

1940 ACT: The Investment Company Act of 1940, as amended.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.


PAYEE: The person or party you designate to receive Annuity Payouts.



PERSONAL PENSION ACCOUNT CONTRIBUTIONS: Sums allocated to the Personal Pension Account. Personal Pension Account Contributions may take the form of direct Deposits or transfers of Contract Value from Sub-Accounts or the Fixed Accumulation Feature (if applicable).



PERSONAL PENSION ACCOUNT PAYOUTS: Regularly scheduled periodic payments of Annuity Payout Value pursuant to an Annuity Payout.



PREMIUM OR PREMIUM PAYMENT: Money sent to us to be invested in your Contract (not taking into consideration any applicable sales charges). Unless otherwise specified, a Premium Payment does not include Personal Pension Account Contributions.



REMAINING GROSS PREMIUM: Premium Payments minus prior partial Surrenders in excess of the AWA at the time of such partial Surrender.


SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.

SUB-ACCOUNT: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your "Sub-Account".


SUB-ACCOUNT VALUE: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.



SURRENDER: A complete or partial withdrawal from your Contract. For the purposes of optional riders only, a Surrender may also include a transfer of Contract Value to Benefit Balance.



SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).


VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

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WE, US OR OUR: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.

YOU: The Owner including any joint Owner(s). We do not capitalize "you" or "your" in this prospectus.

B. STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state's variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

ALABAMA - The Fixed Accumulation Feature is not available. The DCA Plus Fixed Accumulation Feature is available.

CALIFORNIA - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, the Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Contract Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Contract Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.

CONNECTICUT, NEW HAMPSHIRE AND NEW JERSEY - A state recognized civil union partner who is the designated beneficiary may exercise contract continuation privileges if and when the Code is amended to recognize such "spouses" as meeting federal tax distribution requirements (under current tax law, a "spouse" is limited to married people of the opposite sex).

FLORIDA - The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.

MASSACHUSETTS - We will accept subsequent Premium Payments only until the Annuitant's 63rd birthday or the third Contract Anniversary, whichever is later (B Share Contracts). The Nursing Home Waiver is not available.

NEW JERSEY - The only AIRs available are 3% and 5%. The Nursing Home Waiver is not available. Letters of Intent are not available as a basis to reduce sales charges.

NEW YORK - A Contract issued by Hartford Life and Annuity Insurance Company is not available in New York. The only AIRs available are 3% and 5%. The Nursing Home Waiver is not available. Letters of Intent are not available as a basis to reduce sales charges.

OKLAHOMA - The only AIRs available are 3% and 5%.


OREGON - We will accept subsequent Premium Payments during the first three Contract Years (B Share Contracts). Owners may only sign up for DCA Plus Programs that are 6 months or longer. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available. The only AIRs available are 3% and 5%.



PENNSYLVANIA - The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.


TEXAS - Letters of Intent are not available as a basis to reduce sales charges.

VERMONT - Eligible Investments owned by you, your Spouse or any immediate family member may be included under the Rights of Accumulation Program.

WASHINGTON - In any year when no Premium Payment is paid into the Fixed Accumulation Feature, any pro-rata portion of the fee taken from the Fixed Accumulation Feature will be limited to interest earned in excess of the 3% for that year.

C. MISCELLANEOUS

OWNERSHIP CHANGES - We reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. You may

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not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.


ASSIGNMENT - A non-qualified Contract may be assigned subject to the ownership change restrictions above. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.


SPECULATIVE INVESTING - Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. By purchasing this contract you represent and warrant that you are not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


CONTRACT MODIFICATION - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Owners through regular mail as an endorsement to their Contract.


MEDICAID BENEFITS - Medicaid estate planning may be important to people who are concerned about long term care costs. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits. Ownership interests or beneficiary status under this variable annuity could render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract. This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

D. LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

E. HOW CONTRACTS ARE SOLD

We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours. PLANCO Financial Services, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.

HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principle underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2008. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").


A Share and I Share Contracts may be sold directly to the following individuals free of any commission ("Employee Gross-Up"): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and 2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we will credit the I Share Contract with a credit of 5.0% of the initial Deposit and each subsequent Deposit, if any. This additional percentage of Deposit in no way affects current or future charges, rights, benefits or account values of other Owners.


We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

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Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

-   COMMISSIONS


Up front commissions paid to Financial Intermediaries generally range from 0% to up to 5% of each Deposit. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to [1]% of your Account Balance. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to Owners over age 80.


Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

-   ADDITIONAL PAYMENTS

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.


ADDITIONAL
PAYMENT TYPE               WHAT IT'S USED FOR
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Access                     Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment      Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing                  Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including
                           Registered Representatives) receive prizes such as travel awards, merchandise and recognition;
                           client generation expenses.
Marketing Expense          Pay Fund related parties for wholesaler support, training and marketing activities for certain
Allowances                 Funds.
Support                    Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services
                           (including sub-accounting sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements).
Training                   Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility                 Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                     Pay for the overall volume of their sales or the amount of money investing in our products.

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As of December 31, 2008, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities: AIG Advisors Group, Inc., (Advantage Capital, AIG Financial Advisors, American General, FSC Securities Corporation, Royal Alliance Assoc., Inc.), Allen & Company, AMTrust Investment Svcs Inc., Associated Securities, Banc of America Investment Services Inc., Bancwest Investment Services, Inc., Cadaret, Grant & Co., Inc., Cambridge Investment Research Inc., Capital Analyst Inc., Centaurus Financial, Inc., CCO Investment Services Corp., Citigroup, Inc. (various divisions and affiliates), Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Crown Capital Securities, L.P., Cuna Brokerage Services, Inc., Cuso Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, First Montauk Securities Corp., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., Great American Advisors, Inc., H. Beck, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., Heim & Young Securities, Huntington Investment Company, Independent Financial Group LLC, Infinex Financial Group, ING Advisors Network, (Financial Network Services (or Investment) Corp., ING Financial Partners, Multi-Financial Securities, Primevest Financial Services, Inc.,), Inter-Securities Inc., Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, James T. Borello & Co., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corporation, Key Investment Services, LaSalle Financial Services, Inc., Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corporation, M&T Securities, Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, NatCity Investments, National Planning Holdings (Invest Financial Corp., Investment Centers of America, Inc., National Planning Corp., SII Investments, Inc.), Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., Pension Planners Securities, Inc., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Rogan & Associates, Securities America, Inc., Sigma Financial Corporation, Sorrento Pacific, Stifel Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., Sun Trust Bank, TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Triad Advisors, Inc., U.S. Bancorp Investments, Inc., UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., Uvest Financial Services Group Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC (various divisions), Walnut Street Securities, Inc., Waterstone Financial Group, Wells Fargo Brokerage Services, L.L.C., WaMu Investments, Inc., Woodbury Financial Services, Inc. (an affiliate of ours).

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

As of December 31, 2008, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Franklin Templeton Services, LLC, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

For the fiscal year ended December 31, 2008, Additional Payments did not in the aggregate exceed approximately $55.8 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.06% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $7.9 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period. Financial Intermediaries that received Additional Payments in 2008, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.

Financial Intermediaries that received Additional Payments in 2008, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.


7. FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign

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tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES - GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code

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Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

       a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract Value (determined without regard to surrender charges) generally is an appropriate measure. However, in some instances the IRS could take the position that the value should be the current Contract Value (determined without regard to surrender charges) increased by some measure of the value of certain future cash-value type benefits.

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

       b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

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iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).


iv. When annuitization of the Personal Pension Account has occurred, your Benefit Balance will be calculated by using an actuarial present value formula.


       c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

       d. 10% PENALTY TAX - APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

       1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

       2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

       3.   Distributions attributable to a recipient becoming disabled.

       4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

       5. Distributions made under certain annuities issued in connection with structured settlement agreements.

       6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

       7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

       e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

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       f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

       1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

       2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

       3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.  Civil Union or Domestic Partner

      Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designated beneficiary as the spouse of the Contract Owner under Code
      Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.

       g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

       h.  PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering (1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Notice 2003-51 was superseded by Revenue Procedure 2008-24, effective for partial exchanges completed on or after June 30, 2008. Partial exchanges completed on or after this date will qualify for tax free treatment if: (1) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in the exchange (the date of transfer); or (2) the taxpayer demonstrates that certain conditions (e.g., death, disability, reaching age 59 1/2, divorce, loss of employment) occurred between the date of transfer and the date of the withdrawal or surrender. A transfer within the scope of the revenue procedure, but not treated as a tax-free exchange, will be treated as a taxable distribution, followed by a payment for a second contract. Two annuity contracts that are the subject of a tax-free exchange pursuant

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to the revenue procedure will not be aggregated, even if issued by the same insurance company. We advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a tax adviser if you plan to split an annuity contract as part of an exchange of annuity contracts.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

    5. CERTAIN TAX CONSIDERATIONS FOR FULL OR PARTIAL SETTLEMENT PAYMENTS FROM THE PERSONAL PENSION ACCOUNT BEFORE AND AFTER THE ANNUITY COMMENCEMENT DATE.


Because the IRS has published no guidance on the tax treatment of contracts with features resembling the Personal Pension Account arrangement, there is necessarily some uncertainty as to how an annuity contract with a Personal Pension Account will be treated for tax purposes and we advise you to consult with a qualified tax adviser concerning such tax treatment before you deposit amounts into the Personal Pension Account. With respect to the Personal Pension Account, the Company plans to report any payments under a settlement of the Personal Pension Account before the Annuity Commencement Date as amounts not received as an annuity coming first from "income on the contract" (previously described in subparagraph 2.a) based on a computation of "income on the contract" for the entire Contract. After the Annuity Commencement Date, the Company plans to report any continuing periodic settlement payments as amounts received as an annuity to which a portion of the "investment in the contract" (discussed in subparagraph 2.b) has been allocated consistent with Treas. Reg.
Section 1.72-6(b).


D.  FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the

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payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

H. TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE WITH REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A CONTRACT THROUGH A QUALIFIED PLAN, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

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We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a "Deemed IRA" under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

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A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

    d.  ROTH IRAS

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit (e.g., $49,000 in 2009) or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

    a.   after the employee reaches age 59 1/2;

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    b.  upon the employee's separation from service;

    c.   upon the employee's death or disability;

    d. in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

    e. as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. Section 1.403(b)-8(c)(2).


Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. Section 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.


4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter ($16,500 for 2009). The $15,000 limit will be indexed for cost-of-living adjustments at $500 increments. The Plan may provide for additional "catch-up" contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

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5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

  a. PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually - "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

    (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);


    (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;


    (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;


    (viii) made an account of an IRS levy on the Qualified Plan under Code
           Section 72(t)(2)(A)(vii); or


    (ix) made as a "direct rollover" or other timely rollover to an Eligible Retirement Plan, as described below.

  In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:


    (x) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;



    (xi) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or



    (xii) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).



If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the

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prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

  b. RMDS AND 50% PENALTY TAX

THE RMD RULES GENERALLY DO NOT APPLY FOR THE 2009 TAX YEAR. HOWEVER, INDIVIDUALS WHO DEFERRED 2008 RMDS UNTIL APRIL 1, 2009, MUST STILL TAKE AN RMD BY THAT DATE. PLEASE CONSULT WITH A QUALIFIED TAX ADVISER OR YOUR QUALIFIED PLAN ADMINISTRATOR TO DETERMINE HOW THIS CHANGE MAY AFFECT YOU.

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

    (i)  the calendar year in which the individual attains age 70 1/2, or

    (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual's surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

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Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions) and certain other conditions to maintain the applicable tax qualification are satisfied (e.g., as described above for TSA exchanges after September 24, 2007). Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either -

    a.   an RMD amount;

    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

    c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457
(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified
Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made

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between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rollover rules also apply to (1) transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, (2) Plan distributions of property, (3) distributions from a Roth account in certain Plans, (4) recontributions within 3 years of "qualified hurricane distributions" made before 2007 under Code Section 1400Q(a), (5) transfers from a Traditional or Roth IRA to certain health savings accounts under Code Section 408(d)(9), and
(6) obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.


9. CERTAIN TAX CONSIDERATIONS WITH THE PERSONAL PENSION ACCOUNT IN QUALIFIED
PLANS



Because the IRS has published no guidance on the tax treatment of arrangements resembling the Personal Pension Account, there is necessarily some uncertainty as to how an annuity contract with a Personal Pension Account will be treated in different types of Qualified Plans, and we advise you to consult with a qualified tax adviser concerning such treatment before you deposit any amount into a Personal Pension Account that is held in any Qualified Plan.


Among such tax issues for you to consider with a qualified tax adviser in such a case are the following:

       a. Any amounts received by you (or your payee) prior to your attaining age 59 1/2 are generally subject to the penalty tax on premature distributions described above, unless such an amount received can qualify for an exception from such a penalty tax, e.g., scheduled payments that qualify for the SEPP Exception. In addition, any modification in payments qualifying for the SEPP Exception (e.g., by commutation) can have adverse penalty tax consequences, as described above.

       b. The tax rules for satisfying RMD requirements vary according to both the form of Qualified Plan (e.g., NonRoth or Roth IRA) and the form of payment (e.g., periodic annuity payout or non-periodic distribution from an account value). As a result, such variations should be considered when RMD amounts need to be taken (e.g., after age 70 1/2 or death). In addition, any modification in the form or amount of such payments (e.g., by commutation) could have adverse tax consequences, if such a modification does not satisfy an IRS-recognized RMD exception (e.g., for an acceleration or other change in periodic payments under Reg. Section 1.401(a) (9)-6, Q&A-1 and Q&A-14).


       c. Any attempt to transfer an amount from the Benefit Balance to Sub-Accounts or the Fixed Accumulation Feature (if available) that exceeds the threshold for such a transfer will be treated by us as a form of annuitization distribution from the Personal Pension Account, and thus may not qualify as a tax-free direct transfer. Instead, such an attempted excess transfer could be treated for tax purposes as a potentially taxable distribution out of the entire annuity contract, followed by a contribution back into the same contract. While such a distribution from an IRA may qualify for 60-day rollover treatment (if it is not needed to satisfy RMD requirements), only one such tax-free 60-day rollover is allowed for any 365-day period for any individual from all of such individual's IRAs. Failing such tax-free rollover treatment, such a distribution could be subject to both income and penalty tax, and any deemed contribution back into the contract may be subject to an excise tax on excess contributions, particularly after age 70 1/2. IN ADDITION, ANY SUCH DISTRIBUTION FROM A NON-IRA FORM OF QUALIFIED PLAN MAY BE SUBJECT TO THE 20% MANDATORY WITHHOLDING TAX, UNLESS SUCH DISTRIBUTION IS AN RMD OR OTHERWISE AVOIDS CLASSIFICATION AS AN "ELIGIBLE ROLLOVER DISTRIBUTION," AS DESCRIBED ABOVE.

54

-------------------------------------------------------------------------------

TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
  Additional Payments
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
ACCUMULATION UNIT VALUES
FINANCIAL STATEMENTS

                                                                     APP A-1

-------------------------------------------------------------------------------

APPENDIX A - EXAMPLES

TABLE OF CONTENTS


                                                                          PAGE
--------------------------------------------------------------------------------
THE HARTFORD'S PERSONAL PENSION ACCOUNT                                  APP A-2
THE HARTFORD'S RETURN OF PREMIUM DEATH BENEFIT                           APP A-5
REMAINING GROSS PREMIUM                                                  APP A-5

APP A-2

-------------------------------------------------------------------------------

PERSONAL PENSION ACCOUNT


EXAMPLE 1: STANDARD ILLUSTRATION WITH PARTIAL ANNUITIZATION



Assume that the Owner desires to partially annuitize the Benefit Balance. Assume that the initial Deposit is equal to $100,000 and no sums are invested in the Fixed Accumulation Feature or Sub-Accounts. Assume that in Contract Year 7, the Owner requested a partial annuitization of $50,000 during the guarantee window. Hypothetical credited and income rates are illustrated below.



                                                                                   PERSONAL
                                                                GUARANTEED          PENSION
 CONTRACT                   BENEFIT            CREDITED        PAYOUT RATES         ACCOUNT
   YEAR          AGE        BALANCE              RATE           (PER 1000)         PAYOUT(2)
------------------------------------------------------------------------------------------------
    0             60         $100,000             4.00%
    1             61         $104,000             4.00%             65.2
    2             62         $108,160             4.00%             66.5
    3             63         $112,486             4.00%            67.88
    4             64         $116,986             4.00%            69.31
    5             65         $121,665             4.00%            70.83
    6             66         $126,532             4.00%            73.84
    7             67          $81,593   (1)       4.00%            77.03             $3,852
    8             68          $84,857             4.00%                              $3,852
    9             69          $88,251             4.00%                              $3,852
    10            70          $91,781             3.00%                              $3,852
    11            71          $94,535             3.00%                              $3,852
    12            72          $97,371             3.00%                              $3,852
    13            73         $100,292             3.00%                              $3,852
    14            74         $103,301             3.00%                              $3,852
    15            75         $106,400             3.00%                              $3,852
    16            76         $109,592             3.00%                              $3,852
    17            77         $112,879             3.00%                              $3,852
    18            78         $116,266             3.00%                              $3,852
    19            79         $119,754             3.00%                              $3,852
    20            80         $123,346             1.50%                              $3,852
    21            81         $125,196             1.50%                              $3,852
    22            82         $127,074             1.50%                              $3,852



(1) Benefit Balance is reduced by the $50,000 that is converted into Annuity Payout Value. CDSCs and Premium tax are not applied. If the $50,000 was instead converted into a Commuted Value (assuming a hypothetical discount rate of 4%), the Commuted Value would be $38,419.



(2) These Annuity Payouts shall continue for the life of the Annuitant, Owner or joint Owner pursuant to Annuity Payout Option Two.

                                                                     APP A-3

-------------------------------------------------------------------------------


EXAMPLE 2: SUBSEQUENT PERSONAL PENSION ACCOUNT CONTRIBUTIONS



Assume a $100,000 initial Personal Pension Account Contribution was made at a time when we declared a hypothetical credited rate of 4% and that a $15,000 subsequent Personal Pension Account Contribution was made when we declared a hypothetical credited rate of 3.75%. Benefit Balance would increase as follows:



                              PERSONAL                                      PERSONAL
                          PENSION ACCOUNT      CREDITED                 PENSION ACCOUNT     CREDITED       TOTAL BENEFIT
   AGE                      CONTRIBUTION         RATE                     CONTRIBUTION        RATE            BALANCE
-----------------------------------------------------------------------------------------------------------------------------
   55                          $ 100,000                                                                       $ 100,000
   56                           $104,000         4.00%                                                         $ 104,000
   57                           $108,160         4.00%                                                         $ 108,160
   58                           $112,486         4.00%                                                         $ 112,486
   59        FIRST              $116,986         4.00%                       $ 15,000                          $ 131,986
   60       DEPOSIT             $121,665         4.00%                        $15,563         3.75%            $ 137,228
   61                           $126,532         4.00%      SECOND            $16,146         3.75%            $ 142,678
   62                           $131,593         4.00%     DEPOSIT            $16,752         3.75%            $ 148,345
   63                           $136,857         4.00%                        $17,380         3.75%            $ 154,237
   64                           $142,331         4.00%                        $18,031         3.75%            $ 160,362
   65                           $148,024         4.00%                        $18,708         3.75%            $ 166,732



EXAMPLE 3: BENEFIT BALANCE TRANSFER (IN-BOUND)



Assume that the Owner deposits $100,000 in the Sub-Accounts and then desires to transfer $5,000 from the Sub-Accounts to the Personal Pension Account in which event:



                                                    TRANSFER
                                     BEFORE VALUE               AFTER VALUE
--------------------------------------------------------------------------------
Remaining Gross Premium                 $100,000                   $100,000
Annual Withdrawal Amount                  $5,000                         $0
Return of Premium Death Benefit         $100,000                    $95,000
Benefit Balance                               $0                     $5,000

APP A-4

-------------------------------------------------------------------------------


EXAMPLE 4: FULL COMMUTATION WITH COMMUTED VALUE SETTLEMENT



Assume that the Owner desires to annuitize and then fully commute their Contract. Assume that the initial Deposit is equal to $100,000 and no sums are invested in the Fixed Accumulation Feature or Sub-Accounts. This example assumes that the hypothetical credited rate of 4% is applied throughout your Contract.



                                                                                                     PERSONAL
                                                                                                     PENSION
 CONTRACT                   BENEFIT            CREDITED        PAYOUT RATES          COMMUTED        ANNUITY
   YEAR          AGE        BALANCE              RATE           (PER 1000)            VALUE           PAYOUT
------------------------------------------------------------------------------------------------------------------
    0             60         $100,000             4.00%
    1             61         $104,000             4.00%             65.2
    2             62         $108,160             4.00%             66.5
    3             63         $112,486             4.00%            67.88
    4             64         $116,986             4.00%            69.31
    5             65         $121,665             4.00%            70.83
    6             66         $126,532             4.00%            73.84
    7             67         $131,593             4.00%            77.03              $101,113   (3)
    8             68               $0   (1)        n/a   (2)                                            $0
    9             69               $0              n/a                                                  $0
    10            70               $0              n/a                                                  $0
    11            71               $0              n/a                                                  $0
    12            72               $0              n/a                                                  $0
    13            73               $0              n/a                                                  $0
    14            74               $0              n/a                                                  $0
    15            75               $0              n/a                                                  $0
    16            76               $0              n/a                                                  $0
    17            77               $0              n/a                                                  $0
    18            78               $0              n/a                                                  $0
    19            79               $0              n/a                                                  $0
    20            80               $0              n/a                                               $10,137    (4)
    21            81               $0              n/a                                               $10,137
    22            82               $0              n/a                                               $10,137



(1) The Benefit Balance is depleted to $0 based on the full commutation. CDSCs and Premium tax not shown.



(2)  Interest is no longer credited.



(3) The Commuted Value depicted is based on commutation of the Annuity Payout Value of $131,593 using a hypothetical discount rate.



(4) There is a remaining life contingent portion of the Annuity Payout Option chosen that goes into effect because in this hypothetical the Annuitant is still living when life contingent payments were scheduled to occur. Refer to prospectus for relevant assumptions regarding the availability of lifetime income annuity payouts.

                                                                     APP A-5

-------------------------------------------------------------------------------

THE HARTFORD'S RETURN OF PREMIUM DEATH BENEFIT

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. IN CONTRACT YEAR 1 YOU APPLY A SUBSEQUENT PREMIUM PAYMENT OF $50,000. IN CONTRACT YEAR 3 YOU TAKE A PARTIAL SURRENDER FOR $1,000 AND IN THE SAME CONTRACT YEAR YOU TAKE ANOTHER PARTIAL SURRENDER FOR $10,000, YOUR CONTRACT VALUE IMMEDIATELY FOLLOWING IS $173,000.

YOUR INITIAL VALUE:

$100,000


VALUE AFTER THE SUBSEQUENT PREMIUM PAYMENT OF $50,000:



$150,000, which is the prior value increased by the amount of the subsequent Premium Payments


VALUE AFTER THE PARTIAL SURRENDER ($1,000):


$149,000, which is the prior value reduced dollar-for-dollar by the amount of the Surrender


VALUE AFTER THE ADDITIONAL PARTIAL SURRENDER ($10,000):


$139,674.22, which is the prior value reduced first dollar-for-dollar by the amount of the Surrender not in excess of 5% of Premium Payments ($6,500) and then proportional for the amount in excess of 5% of Premium Payments ($3,500).


The proportionate reduction is determined by first determining the factor:


1 - (excess Surrender/(Contract Value prior to the Surrender - Death Benefit withdrawal limit)


1- ($3,500/($173,000 + $10,000 - $6,500) = .980169971


Once the factor is determined the value prior to the Surrender is first reduced dollar-for-dollar by the amount of the Surrender not in excess of the Death Benefit withdrawal limit:


$149,000 - $6,500 =$142,500

This value is then multiplied by the factor:

$142,500 * .980169971 = $139,674.22

REMAINING GROSS PREMIUM EXAMPLES

EXAMPLE 1: ILLUSTRATES A PARTIAL SURRENDER THAT IS LESS THAN THE AWA IN A DOWN MARKET. ASSUME A PARTIAL SURRENDER TAKEN IN CONTRACT YEAR 2 EQUALS $5,000.


VALUES PRIOR TO THE PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value just prior to the partial Surrender is $90,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $0

- Your AWA (maximum of earnings or 5% of total Premium Payments subject to CDSC) is $5,000, which is 5% of total Premium Payments subject to CDSC

-   Your Remaining Gross Premiums are $100,000


VALUES AFTER THE PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value after the partial Surrender is $85,000

- Your AWA is $0 for the remainder of the Contract Year because the full AWA was taken (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

- Your Remaining Gross Premium is $100,000. The partial Surrender was equal to the AWA so the Remaining Gross Premium is not reduced

-   Your CDSC is $0, as the AWA was not exceeded

APP A-6

-------------------------------------------------------------------------------

EXAMPLE 2: ILLUSTRATES A PARTIAL SURRENDER IN EXCESS OF THE AWA IN A DOWN MARKET, AND THE NON-CUMULATIVE FEATURE OF THE AWA. ASSUME TWO PARTIAL SURRENDERS ARE TAKEN IN CONTRACT YEAR 2, FOR $5,000 EACH.


VALUES PRIOR TO THE FIRST PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value just prior to the partial Surrender is $90,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $0

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $5,000, which is 5% of total Premium Payments subject to CDSC

-   Your Remaining Gross Premiums are $100,000


VALUES AFTER THE FIRST PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value after the first partial Surrender is $85,000

- Your AWA is $0 for the remainder of the Contract Year because the full AWA was taken (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

- Your Remaining Gross Premium is $100,000. The partial Surrender was equal to the AWA so the Remaining Gross Premium is not reduced

-   Your CDSC is $0 because the AWA was not exceeded


VALUES PRIOR TO THE SECOND PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value just prior to the second partial Surrender is $75,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $0

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $0

-   Your Remaining Gross Premiums are $100,000


VALUES AFTER THE SECOND PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value after the second partial Surrender is $70,000

- Your AWA is $0 for the remainder of the Contract Year because the AWA has been exceeded (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

- Your Remaining Gross Premium is $95,000, which is your prior Remaining Gross Premium reduced by the amount of the partial Surrender in excess ($5,000) of the AWA

- The CDSC applied to this $5,000 partial Surrender is $350, which is the amount of the partial Surrender in excess of the AWA ($5,000) multiplied by 7%

EXAMPLE 3: ILLUSTRATES HOW A PARTIAL SURRENDER IN EXCESS OF THE AWA IN A DOWN MARKET WILL IMPACT FUTURE AWA CALCULATIONS. ASSUME A PARTIAL SURRENDER IS TAKEN IN CONTRACT YEAR 2 FOR $20,000. ANOTHER PARTIAL SURRENDER IS TAKEN IN CONTRACT YEAR 3 FOR $15,000.


VALUES PRIOR TO THE FIRST PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value just prior to the partial Surrender is $85,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $0

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $5,000

-   Your Remaining Gross Premiums are $100,000

                                                                     APP A-7

-------------------------------------------------------------------------------


VALUES AFTER THE FIRST PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value after the first partial Surrender is $65,000

- Your AWA is $0 for the remainder of the Contract Year because the full AWA was taken (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

- Your Remaining Gross Premium is $85,000, which is your prior Remaining Gross Premium reduced by the amount of the partial Surrender in excess ($15,000) of the AWA

- The CDSC applied to the portion of the partial Surrender in excess of the AWA ($15,000) is $1,050, which is the amount of the partial Surrender in excess of the AWA multiplied by 7%


VALUES PRIOR TO THE SECOND PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value prior to the second partial Surrender is $99,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $9,000

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $5,000, which is 5% of total Premium Payments subject to CDSC

-   Your Remaining Gross Premium is $85,000


VALUES AFTER THE SECOND PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value after the second partial Surrender is $84,000

- Your AWA is $0 for the remainder of the Contract Year because the full AWA has been taken (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

- Your Remaining Gross Premium is $75,000, which is your prior Remaining Gross Premium reduced by the amount of the partial Surrender in excess ($10,000) of the AWA

- The CDSC applied to this $15,000 partial Surrender is $700, which is the amount of the partial Surrender in excess of the AWA ($10,000) multiplied by 7%

EXAMPLE 4: ILLUSTRATES A PARTIAL SURRENDER THAT IS LESS THAN THE AWA IN AN UP MARKET. ASSUME THE PARTIAL SURRENDER TAKEN IN CONTRACT YEAR 2 EQUALS $5,000.


VALUES PRIOR TO THE PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value just prior to the partial Surrender is $120,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $20,000

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $20,000, which are your earnings

-   Your Remaining Gross Premiums are $100,000


VALUES AFTER THE PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value after the partial Surrender is $110,000

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $10,000, which are your earnings

- Your Remaining Gross Premium is $100,000. The partial Surrender did not exceed the AWA so the Remaining Gross Premium is not reduced

-   Your CDSC is $0 because the AWA was not exceeded

APP A-8

-------------------------------------------------------------------------------

EXAMPLE 5: ILLUSTRATES A PARTIAL SURRENDER IN EXCESS OF THE AWA IN AN UP MARKET AND THE NON-CUMULATIVE FEATURE OF THE AWA. ASSUME BOTH PARTIAL SURRENDERS ARE TAKEN IN CONTRACT YEAR 1 FOR $10,000 EACH.


VALUES PRIOR TO THE FIRST PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value just prior to the partial Surrender is $110,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $10,000

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $10,000, which are your earnings

-   Your Remaining Gross Premiums are $100,000


VALUES AFTER THE FIRST PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value after the first partial Surrender is $100,000

- Your AWA is $0 for the remainder of the Contract Year because the full AWA was taken (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

- Your Remaining Gross Premium is $100,000. The partial Surrender did not exceed the AWA so the Remaining Gross Premium is not reduced

-   Your CDSC is $0 because the AWA was not exceeded


VALUES PRIOR TO THE SECOND PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value prior to the second partial Surrender is $100,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $0

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $0

-   Your Remaining Gross Premiums are $100,000


VALUES AFTER THE SECOND PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value after the second partial Surrender is $90,000

- Your AWA is $0 for the remainder of the Contract Year because the AWA has been exceeded (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

- Your Remaining Gross Premium is $90,000, which is your prior Remaining Gross Premium reduced by the amount of the partial Surrender in excess ($10,000) of the AWA

- The CDSC applied to this $10,000 partial Surrender is $700, which is the amount of the partial Surrender in excess of the AWA ($10,000) multiplied by 7%

EXAMPLE 6: ILLUSTRATES HOW A PARTIAL SURRENDER IN EXCESS OF THE AWA IN AN UP MARKET WILL IMPACT FUTURE AWA CALCULATIONS. ASSUME THE FIRST PARTIAL SURRENDER IS TAKEN IN CONTRACT YEAR 2 FOR $25,000 AND THE SECOND PARTIAL SURRENDER IS TAKEN IN CONTRACT YEAR 3 FOR $15,000.


VALUES PRIOR TO THE FIRST PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value just prior to the partial Surrender is $115,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $15,000

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $15,000, which are your earnings

-   Your Remaining Gross Premiums are $100,000

                                                                     APP A-9

-------------------------------------------------------------------------------


VALUES AFTER THE FIRST PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value after the first partial Surrender is $90,000

- Your AWA is $0 for the remainder of the Contract Year because the full AWA was taken (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

- Your Remaining Gross Premium is $90,000, which is your prior Remaining Gross Premium reduced by the amount of the partial Surrender in excess ($10,000) of the AWA

- The CDSC applied to this $25,000 partial Surrender is $700, which is the amount of the partial Surrender in excess of the AWA ($10,000) multiplied by 7%


VALUES PRIOR TO THE SECOND PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value prior to the second partial Surrender is $99,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $9,000

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $9,000, which are your earnings

-   Your Remaining Gross Premiums are $90,000


VALUES AFTER THE SECOND PARTIAL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value after the second partial surrender is $84,000

- Your AWA is $0 for the remainder of the Contract Year because the AWA has been exceeded (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

- Your Remaining Gross Premium is $84,000, which is your prior Remaining Gross Premium reduced by the amount of the partial Surrender in excess ($6,000) of the AWA

- The CDSC applied to this $15,000 partial Surrender is $420, which is the amount of the partial Surrender in excess of the AWA ($6,000) multiplied by 7%

EXAMPLE 7: ILLUSTRATES A FULL SURRENDER CALCULATION WITH ONE OF TWO PREMIUM PAYMENTS OUT OF THE APPLICABLE CDSC SCHEDULE. ASSUME TWO PREMIUM PAYMENTS WERE MADE FOR $100,000 EACH. ONE PAYMENT WAS APPLIED IN THE BEGINNING OF CONTRACT YEAR 1, THE SECOND IN THE BEGINNING OF CONTRACT YEAR 3. A FULL SURRENDER IS TAKEN IN CONTRACT YEAR 8.


VALUES PRIOR TO THE FULL SURRENDER:


-   Your total Premium Payments are $200,000

-   Your Contract Value just prior to the full Surrender is $300,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $100,000

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $200,000, which is the premium out of CDSC schedule ($100,000) plus your earnings

- Your Remaining Gross Premium for the second Premium Payment (still in CDSC) is $100,000


VALUES AFTER THE FULL SURRENDER:


-   Your Contract Value after the full Surrender is $0

- The CDSC applied to this $300,000 full Surrender is $4,000, which is the maximum of the full Surrender or Remaining Gross Premium, reduced by the AWA ($100,000) multiplied by 4%

APP A-10

-------------------------------------------------------------------------------

EXAMPLE 8: ILLUSTRATES A FULL SURRENDER CALCULATION IN A DOWN MARKET.


VALUES PRIOR TO THE FULL SURRENDER:


-   Your total Premium Payments are $100,000

-   Your Contract Value just prior to the full Surrender is $50,000

- Your earnings (maximum of Contract Value - Remaining Gross Premiums, or 0) are $0

- Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $5,000, which is 5% of total Premium Payments subject to CDSC

-   Your Remaining Gross Premiums are $100,000


VALUES AFTER THE FULL SURRENDER:


-   Your Contract Value after the full Surrender is $0

- The CDSC applied to this $50,000 full Surrender is $6,650, which is the maximum of the full Surrender or Remaining Gross Premium reduced by the AWA ($95,000) multiplied by 7% (using the 7-year CDSC schedule applicable to the "Core" Hartford Leaders variable annuity Contract)

                                                                     APP B-1

-------------------------------------------------------------------------------

APPENDIX B - ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. A table showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits is shown in the Statement of Additional Information, which you may obtain free of charge by contacting us.

There is no information available because as of December 31, 2008, the Sub-Accounts had not yet commenced operations.

                                                                     APP C-1

-------------------------------------------------------------------------------

APPENDIX C - FUND DATA

I. INVESTMENT OPTIONS (STANDARD)


FUND                    ADVISER                        OBJECTIVE                     A SHARE   B SHARE   I SHARE   CLASSIFICATION
----------------------------------------------------------------------------------------------------------------------------------


II. UNDERLYING FUNDS (PROPRIETARY)


FUND                    ADVISER                        OBJECTIVE                     A SHARE   B SHARE   I SHARE   CLASSIFICATION
----------------------------------------------------------------------------------------------------------------------------------

To obtain a Statement of Additional Information, please complete the form below and mail to:

     The Hartford
     Attn: Individual Markets Group
     P.O. Box 5085
     Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information to me at the following address:

----------------------------------------------------------------
                              Name
----------------------------------------------------------------
                            Address
----------------------------------------------------------------
     City/State                                   Zip Code

Contract Name
Issue Date

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                             SEPARATE ACCOUNT SEVEN


                     HARTFORD LEADERS FOUNDATION SERIES II


This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a prospectus, send a written request to The Hartford, Attn: Individual Markets Group, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: August 15, 2009
Date of Statement of Additional Information: August 15, 2009


TABLE OF CONTENTS


GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
PERFORMANCE RELATED INFORMATION                                                6
  Total Return for all Sub-Accounts                                            6
  Yield for Sub-Accounts                                                       6
  Money Market Sub-Accounts                                                    6
  Additional Materials                                                         7
  Performance Comparisons                                                      7
ACCUMULATION UNIT VALUES                                                       8
FINANCIAL STATEMENTS                                                        SA-2

2

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GENERAL INFORMATION

SAFEKEEPING OF ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


To be filed by Amendment.


ADDITIONAL FINANCIAL INFORMATION

We have included the unaudited quarterly statutory filing for the Company for the period ended March 31, 2009. This statement is included herein as additional information on the financial condition of the issuer. Deloitte & Touche, LLP has not audited, reviewed, or compiled the financial statements and assumes no responsibility for them.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2008: $249,801,679; 2007: $355,689,241; and 2006: $303,267,865.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

As stated in the prospectus, we (or our affiliates) pay Additional Payments to Financial Intermediaries. In addition to the Financial Intermediaries listed in the prospectus with whom we have an ongoing contractual arrangement to make Additional Payments, listed below are all Financial Intermediaries that received Additional Payments in 2008 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists.

A.G. Edwards & Sons, Inc., Abacus Investments, Inc., ABD Financial Services, Inc., Access Financial Group, Inc., Access Investments, Inc., Acument Securities, Inc., Addison Avenue Federal Credit Union, ADP Broker-Dealer, Inc., Advanced Advisor Group, Advanced Equities, Inc., Advantage Capital Corp., Advisory Group Equity Services Ltd., AFA Financial Group, LLC., Affinity Bank, AFS Brokerage, Inc., AIG Equity Sales Corp., AIG Financial Advisors, AIG Retirement Advisors, Inc., AIM Distributors, Inc., Aim Investments, Alamo Capital, All Nevada Insurance, Allegacy Federal Credit Union, Allegheny Investments Ltd., Allen & Co. of Florida, Inc., Alliance Bank, AllianceBernstein, AllianceBernstein Investment Research, AllState Financial Services, LLC., Altura Credit Union, AMCORE Bank, NA., Amcore Investment Services, Inc., American Bank, NA., American Classic Securities, American Funds & Trusts, Inc., American General Securities Inc., American Heritage Federal Credit Union, American Independent Securities Group, American Independent Securities, Inc., American Investors Company, American Investors Group, American Municipal Securities, Inc., American Portfolios Financial Services, American Securities Group, Inc., American Trust & Savings Bank, Ameriprise Financial Services, Inc., Ameritas Investment Corp., Ameritrade, Inc., Ames Community Bank, Amsouth Bank, Amsouth Investment Services, AmTrust Bank, Amtrust Investment Services, Inc., Anchor Bank, Anderson & Strudwick, Inc., Andrew Garrett, Inc., Arlington Securities, Inc., Arrowhead Central Credit Union, Arvest Asset Management, Arvest Bank, Ascend Financial Services, Inc., Askar Corp., Asset Management Securities Corp., Associated Bank, NA., Associated Financial Services, Inc., Associated Investment Services, Inc., Associated Securities Corp., Astoria Federal Savings & Loan Association, Atlantic Securities, Inc., Avisen Securities, Inc., AXA Advisors, LLC., Ayre Investments, B.B. Graham & Co., B.C. Ziegler and Company, Banc of America Investment Services, Inc., Bancnorth Investment Group, Inc., Bancorpsouth Investment Services, Inc., BancWest Investment Services, Inc., Bank of

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Albuquerque, NA., Bank of America, Bank of Clarendon, Bank of Clarke County, Bank of Stockton, Bank of Texas, Bank of the Commonwealth, Bank of the South, Bank of the West, Bankers & Investors Co., Bankers Life and Casualty, Banknorth, BankUnited, FSB, BankWest, Inc., Bannon, Ohanesian & Lecours, Inc., Banorte Securities, Banorte Securities International, Bates Securities, Inc., BB&T Investment Services, Inc., BCG Securities, Inc., Beaconsfield Financial Services., Inc., Benchmark Investments, Inc., Beneficial Investment Services, Bernard Herold & Co., Inc., Berthel, Fisher & Co. Financial Services, Inc., Bethpage Federal Credit Union, BI Investments, LLC., Bodell Overcash Anderson & Co., Boeing Employees Credit Union, BOSC, Inc., Brecek & Young Advisors, Inc., Brighton Securities Corp., Britton & Koontz Bank, N.A., Broad Street Securities, Inc., Broker Dealer Financial Services Corp., Brokersxpress LLC., Brookstone Securities, Inc., Brookstreet Securities Corp., Brown Advisory Securities Inc., Brown, Lisle/Cummings, Inc., Bruce A Lefavi Securities, Inc., Busey Bank, Butler, Wick & Co., Inc., C.R.I. Securities, Inc., Cadaret, Grant & Co., Inc., California Bank & Trust, California Credit Union, California National Bank, Calton & Associates, Inc., Cambridge Investment Research, Inc., Cambridge Legacy Sec., LLC., Cambridge State Bank, Cantella & Co., Inc., Capital Analysts, Inc., Capital Bank, Capital Brokerage Corporation, Capital Choice, Capital City Bank, Capital Financial Services, Inc., Capital Growth Resources, Capital Investment Group, Inc., Capital Investment Services, Inc., Capital One Investments Services, LLC., Capital Securities Investment Corp., Capital Securities Management, Capital Select Investments Corp., Capital Wealth Advisors, Inc., Capital West Securities, Inc., CapitalBank, Capitol Federal Savings Bank, Capitol Securities Management, Inc., Carolina First Bank, Carolinas Investment Consulting LLC., Cary Street Partners, LLC., Cascade Investment Group, Inc., CCF Investments, Inc., CCO Investment Services Corp., Centaurus Financial, Inc., Centennial Securities Co., Inc., Central State Bank, Central Virginia Bank, Century National Bank, Century Securities Associates, Inc., CFD Investments, Inc., Chapin, Davis, Charles Schwab, Chase Investments Services Corp., Chemical Bank West, Chevy Chase Financial Services, CIBC World Markets Corp., Citadel Federal Credit Union, Citi Bank, Citicorp Investment Services, Citigroup Global Markets, Inc., Citizens & Farmers Bank, Citizens Bank, Citizens Business Bank, City Bank, City Securities Corporation, Coastal Federal Credit Union, Coburn & Meredith, Inc., Colonial Bank, N.A., Colonial Brokerage, Inc., Comerica Bank, Comerica Securities, Commerce Bank, N.A., Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commercial & Savings Bank/Mllrsbrg, Commercial Federal Bank, Commonwealth Bank & Trust Co., Commonwealth Financial Network, Commonwealth Investment Services, Inc., Community Bank, Community Bank & Trust, Community Credit Union, Community Investment Services, Inc., Compass Bank, Compass Brokerage, Inc., Comprehensive Financial Services, Conservative Financial Services., Inc., Coordinated Capital Securities, Inc., Country Club Financial Services., Inc., Countrywide Bank, Countrywide Investment Services, Inc., Credit Union West, Crews & Associates, Inc., Crowell, Weedon & Co., Crown Capital Securities, LLP, CUE, Cullum & Burks Securities, Inc., Cumberland Brokerage Corp., Cuna Brokerage Services, Inc., Cuso Financial Services, LLP., CW Securities, LLC., D.A. Davidson & Company, Davenport & Company LLC., David A. Noyes & Company, David Lerner Associates, Inc., DaVinci Capital Management, Inc., Dawson James Securities, Inc., Delta Equity Services Corp., Delta Trust Investment, Inc., Deutsche Bank Securities, Inc., DeWaay Financial Network, DFCU Financial Federal Credit Union, Dilworth, Diversified Securities, Inc., Dominion Investor Services., Inc., Dorsey & Company, Inc., Dougherty & Company LLC., Dubuque Bank & Trust Co., Dumon Financial, Duncan-Williams, Inc., Dupaco Community Credit Union, Eagle Bank, Eagle One Financial, Eagle One Investments, LLC., Eastern Bank, Eastern Financial Florida Credit Union, ECM Securities Corporation, EDI Financial, Inc., Edward Jones, Effex National Security, Eisner Securities, Inc., Emclaire Financial Corp., Emerson Equity, LLC., Empire Bank, Empire Financial Group, Inc., Empire Securities Corporation, Emporia State Bank & Trust Co., Ensemble Financial Services, Inc., EPlanning Securities, Inc., Equitable Bank, Equitas America, LLC, Equity Services, Inc., ESL Federal Credit Union, Essex Financial Services, Inc., Essex National Securities, Inc., Essex Securities, LLC., Evans National Bank, EVB, Evolve Securities, Inc., Excel Securities & Assoc., Inc., Fairport Capital, Inc., Fairwinds Credit Union, Farmers National Bank, Farmers National Bank/Canfield, Feltl & Company, Ferris/Baker Watts, FFP Securities, Inc., Fidelity Bank, Fidelity Brokerage Services., LLC., Fidelity Federal Bank & Trust, Fidelity Investments, Fifth Third Bank, Fifth Third Securities, FIMCO Securities Group, Inc., Financial Center Credit Union, Financial Network Investment Corp., Financial Partners Credit Union, Financial Planning Consultants, Financial Security Management, Inc., Financial West Group, Fintegra LLC., First Allied Securities, First America Bank, First American Bank, First Bank, First Brokerage America, First Citizens Bank, First Citizens Financial Plus, Inc., First Citizens Investor Services, First Command Financial Planning, First Commonwealth Bank, First Commonwealth Federal Credit Union, First Community Bank, First Community Bank, N.A., First Federal Bank, First Federal Savings & Loan of Charlston, First Financial Bank, First Financial Equity Corp., First Global Securities, Inc., First Harrison Bank, First Heartland Capital Inc., First Hope Bank, First Investment Services, First MidAmerica Investment Corp., First Midwest Bank, First Midwest Securities, First Montauk Securities, First National Bank, First National Investments Inc, First Niagara Bank, First Northern Bank of Dixon, First Place Bank, First Southeast Investment Services, First St. Louis Securities, Inc., First Tennessee Bank, First Tennessee Brokerage, Inc., First Wall Street Corporation, First Western Securities Inc., FirstMerit Securities, Inc., FiServ Investor Services, Inc., Flagstar Bank, FSB, Florida Investment Advisers, Flushing Savings Bank, FSB, FMN Capital Corporation, FNB Brokerage Services, Inc., FNIC F.I.D. Div., Folger Nolan Fleming Douglas, Foothill Securities, Inc., Foresters Equity Services, Inc., Fortune Financial Services, Founders Financial Securities, LLC., Fox and Company, Franklin Bank, Franklin/Templeton Dist., Inc., Freedom Financial, Inc., Fremont Bank, Frontier Bank, Frost Brokerage Services Inc., Frost National Bank, FSC Securities Corporation, FSIC, Fulcrum Securities, Inc., Gateway Bank and Trust Company, Geneos Wealth Management, Inc., Genworth Financial Securities Corp., GIA Financial Group, L.L.C., Girard Securities Inc., Global Brokerage Services, Gold Coast Securities, Inc., Golden One Credit Union, Great American Advisors, Inc., Great American Investors, Inc., Great

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Lakes Capital, Inc., Greenberg Financial Group, Gregory J Schwartz & Co., Inc., Gunnallen Financial, Inc., GWN Securities, Inc., H&R Block Financial Advisers, Inc., H. Beck, Inc., H.D.Vest Investment Services, Haas Financial Products, Inc., Hancock Bank, Hancock Investments Services, Harbor Financial Services, LLC., Harbour Investments, Inc., Harger and Company, Inc., Harold Dance Investments, Harris Investor Services, Inc., Harvest Capital LLC, Hawthorne Securities Corp., Hazard & Siegel, Inc., Hazlett, Burt & Watson, Inc., HBW Securities, LLC, HCSB, Heartland Investment Associates, Inc., Heim & Young Securities, Inc., Heim Young & Associates, Inc., Hibernia Investments, LLC, Hibernia National Bank, High Country Bank, High Ridge Insurance Services, Hilliard Lyons, HNB National Bank, Home Savings & Loan Company of Youngstown, Home Savings Bank, Horizon Bank, Hornor, Townsend & Kent, Inc., Horwitz & Associates, Inc., Howe Barnes Investments, Inc., HRC Investment Services, Inc., HSBC Bank USA, National Associates, HSBC International, HSBC Securities (USA) Inc., Huntingdon Securities Corp., Huntington Investment Co., Huntington National Bank, Huntington Valley Bank, Huntleigh Securities Corp., IBC Investments, IBN Financial Services, Inc., ICBA Financial Services Corp., IFG Network Securities, Inc., IFMG Securities, Inc., IMS Securities, Inc., Independent Financial Securities Inc., Independent Financial Group, LLC., Indiana Merchant Banking & Brokerage, Infinex Investment, Inc., Infinity Securities, Co., Inc., ING Financial Advisors, LLC, ING Financial Partners, Innovative Solutions, Integrated Financial Inc., Intercarolina Financial Services, Inc., Interpacific Investor Services, InterSecurities, Inc., INTRUST Bank, NA., Intrust Brokerage Inc., Invesmart Securities, LLC., INVEST Financial Corporation, Investacorp, Inc., Investment Center, Inc., Investment Centers of America, Investment Management Corp., Investment Network, Inc., Investment Planners, Inc., Investment Professionals, Inc., Investment Security Corp., Investors Capital Corp., Investors Resources Group, Inc., Iowa State Bank, ISG Equity Sales Corporation, J.B. Hanauer & Co., J.J.B Hilliard, W.L.Lyons LLC., J.P. Turner & Co., J.W. Cole Financial, Inc., Jack V Butterfield Investment Co., Jackson Securities, LLC., Jacksonville Savings Bank, James C. Butterfield, Inc., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corp., Jesup & Lamont Securities Corp., JHW Financial Services, Inc., JHW Securities, JJB Hilliard/WL Lyons, Inc., Jones Bains Sides Investments Group, Joseph James Financial Services, Kalos Capital, Inc., Kaplan & Co., Securities Inc., KCD Financial, Inc., Keesler Federal Credit Union, Kern National Federal Credit Union, Kern Schools Federal Credit Union, Key Bank, Key Investment Services, LLC., Key Investor Services, KeyBank, NA., KeyPoint Credit Union, Kinecta Credit Union, Kirkwood Bank & Trust Co., KleinBank, KMS Financial Services, Inc., Kovack Securities, Inc., L.F. Financial, LLC., L.M. Kohn & Company, LaBrunerie Financial Services, Inc., Lake Area Bank, Lake Community Bank, Landmark Credit Union, Lara, Shull & May, LTD., LaSalle Financial Services, Inc., LaSalle Street Securities, Inc., Lawrence Jorgenson, Legacy Asset Securities, Inc., Legacy Financial Services, Inc., Legend Equities Corporation, Legends Bank, Legg Mason/ Citigroup Global Market, Leigh Baldwin & Co., LLC., Leonard & Company, Lesko Securities Inc., Leumi Investment Services, Inc., Lexington Investment Co., Inc., LFA, Liberty Group, LLC., Liberty Securities Corporation, Lifemark Securities Corp., Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger, LOC Federal Credit Union, Lockheed Federal Credit Union, Lombard Securities, Inc., Long Island Financial Group, Lord, Abbett & Co., Lowell & Company, Inc., LPL Financial, M Holdings Securities, Inc., M&I Bank, M&I Brokerage Services, Inc., M&I Financial Advisors, Inc., M&T Bank, M&T Securities, Inc., M. Griffith, Inc., M.L. Stern & Co. Inc., Madison Avenue Securities, Inc., Madison Bank & Trust, Main Street Securities, LLC., Manarin Securities Corp., Manna Financial Services Corp., Mascoma Savings Bank, Mass Institute of Technology Credit Union, Mass Mutual, Maxim Group LLC., McGinn, Smith & Co., Inc., McNally Financial Services Corp.; Means Investment Co., Inc., Medallion Equities, Inc., Medallion Investment Services Inc., Mercantile Bank, Mercantile Brokerage Services Inc., Mercantile Trust & Savings Bank, Merrill Lynch Inc., Merrimac Corporate Securities, Inc., Mesirow Financial, Inc., MetLife Securities, Inc., MFS Fund Distributors, Inc., MICG Investment Management, Michigan Catholic Credit Union, Michigan Securities, Inc., Mid Atlantic Capital Corp., MidAmerica Financial Services Inc., Mid-Atlantic Securities, Inc., Midwestern Sec Trading CO, LLC., Milkie/Ferguson Investments, Mission Federal Credit Union, MMC Securities Corp., MML Investor Services, Inc., Moloney Securities Co., Inc., Money Concepts Capital Corp, Money Management Advisory Inc., Moors & Cabot, Inc., Morgan Keegan & Co., Inc., Morgan Peabody, Inc., Morgan Stanley & Co., Inc., MSCS Financial Services, LLC., MTL Equity Products, Inc., Multi-Financial Securities Corp., Multiple Financial Services., Inc., Mutual Funds Assoc., Inc., Mutual Securities, Inc., Mutual Service Corp., NatCity Investments, National Bank & Trust, National City Bank of Midwest, National Financial Services Corp., National Investors Services, National Pension & Group Consultant, National Planning Corporation, National Securities Corp., Nations Financial Group, Inc., Nationwide Investment Service Corp., Navy Federal Brokerage Services, Navy Federal Credit Union, NBC Financial Services, NBC Securities, Inc., NBT Bank, Neidiger, Tucker, Bruner, Inc., Nelson Securities, Inc., Networth Strategic, New England Securities Corp., New Horizon Asset Management Group, LLC., NewAlliance Bank, NewAlliance Investments, Inc., Newbridge Securities Corp., Nexity Financial Services, Inc., Next Financial Group, NFB Investment Services Corp., NFP Securities, Inc., NIA Securities, LLC., Nodaway Valley Bank, Nollenberger Capital Partners, North Ridge Securities Corp., Northeast Securities, Inc., Northern Trust Company, Northern Trust Securities, Inc., Northridge Capital Corp., Northwestern Mutual Investment Services, Inc., Nutmeg Securities, Ltd., NYLIFE Securities Inc., O.N. Equity Sales Co., Oak Tree Securities, Inc., Oakbrook Financial Group, Inc., Oberlin Financial Corporation, OFG Financial Services, Inc., Ogilvie Security Advisors Corp., Ohio National Equities, Inc., O'Keefe Shaw & Company, Old National Bank, ON Equity Sales Co., OneAmerica Securities Inc., Oppenheimer and Co., Inc., Orange County Teachers Federal Credit Union, P & A Financial Sec's Inc., Pacific Cascade Federal Credit Union, Pacific Financial Assoc., Pacific West Securities, Inc., Packerland Brokerage Services, Inc., Paragon Bank & Trust, Park Avenue Securities, Parsonex Securities, Inc., Partnervest Securities, Inc., Patapsco Bank, Patelco Credit Union, Paulson Investment Company Inc., Peachtree Capital Corporation, Penn Plaza Brokerage, Pension Planners Securities Inc., Pentagon Federal Credit Union, Peoples Bank, Peoples Community Bank, Peoples Securities, Inc., Peoples United

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Bank, PFIC Securities Corp, Pillar Financial Services, Pimco Funds, PlanMember Securities Corp., PMK Securities & Research Inc., PNC Bank Corp., PNC Investments LLC., Premier America Credit Union, Prime Capital Services, Inc., PrimeSolutions Securities, Inc, PrimeVest Financial Services, Princor Financial Service Corp., ProEquities, Inc., Professional Asset Management, Inc., Prospera Financial Services, Protected Investors of America, Provident Bank, Provident Savings Bank, F.S.B., Pruco Securities Corp., Purshe, Kaplin & Sterling, Putnam Investments, Putnam Savings Bank, QA3 Financial Corp., Quest Capital Strategies, Inc., Quest Securities, Inc., Quest Tar, Questar Capital Corp., R.M. Stark & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corp., RBC Centura Bank, RBC Centura Securities, Inc., RBC Dain Rauscher Inc., Regal Discount Securities, Inc., Regal Securities, Inc., Regency Securities Inc., Regions Bank, Reliance Securities, LLC., Resource Horizons Group, LLC., R-G Crown Bank, Rhodes Securities, Inc., Rice Pontes Capital, Inc., Ridgeway & Conger, Inc., River City Bank, RiverStone Wealth Management, Inc., RNR Securities LLC., Robert B. Ausdal & Co., Inc., Robert W. Baird & Co. Inc., Robinson & Robinson, Inc., Rogan & Associates, Inc., Rogan, Rosenberg & Assoc., Inc., Rothschild Investment Corp., Royal Alliance Associates, Inc., Royal Securities Company, Rushmore Securities Corp., Rydex Distributors, Inc., S F Police Credit Union, S.C. Parker & Co., Inc., Sage, Rutty & Co., Inc., Sammons Securities Company LLC., San Mateo County Employees Credit Union, Sanders Morris Harris Inc., Sandy Spring Bank, Sawtooth Securities, LLC., Saxony Securities, Inc., SCF Securities, Inc., School Employees Credit Union, Scott & Stringfellow, Inc., Seacoast Investor Services Inc., Seacoast National Bank, Securian Financial Services, Securities America, Inc., Securities Equity Group, Securities Service Network, Inc., Security Service Federal Credit Union, Shields & Company, Sicor Securities Inc., Sigma Financial Corporation, Signator Investors Inc., Signature Bank, Signature Financial Group, Inc., Signature Securities Group, SII Investments, Silicone Valley Securities, SMH Capital, Smith Barney, Smith Barney Bank Advisor, Smith Hayes Financial Services Corp., Sorrento Pacific Financial LLC., Source Capital Group, Inc., South Carolina Bank & Trust, South Valley Bank & Trust, South Valley Wealth Management, Southeast Investments NA Inc., Southern MO Bank of Marshfield, SouthTrust Securities, Inc., Southwest Securities, Inc., Sovereign Bank, Space Coast Credit Union, Spectrum Capital, Inc., Spelman & Co., Inc., Spire Securities, LLC., Stanford Group Company, Stephen A. Kohn & Associates, Stephens, Inc., Sterling Savings Bank, Sterne Agee & Leach, Inc., Stifel, Nicolaus & Co., Inc., Stock Depot Inc, Stockcross, Inc., Stofan, Agazzi & Company, Inc., Strand Atkinson Williams York, Strategic Alliance Corp., Strategic Financial Alliance, Summit Bank, Summit Brokerage Services Inc., Summit Equities, Inc., Summitalliance Securities, LLC., SunAmerica, Sunset Financial Services, Inc., SunTrust Investment Services, Inc., Superior Bank, Surrey Bank & Trust, Susquehanna Bank, SWBC Investment Company, SWS Financial Services, Symetra Investment Services Inc., Synergy Investment Group, Synovus Securities, T.J. Raney & Sons, Inc., Taylor Securities, Inc., TD Bancnorth, National Assoc., TD Waterhouse Investor Services, Inc., Technology Credit Union, Telesis Community Credit Union, Telhio Credit Union, TFS Securities, Inc., The Advisors Group, Inc., The Capital Group Sec. Inc., The Concord Equity Group, LLC., The Golden 1 Credit Union, The Huntington Investment Co., The Huntington Investment Company, The Legend Gray, Thomasville National Bank, Thoroughbred Financial Services, LLC., Thrasher & Company, Thrivent Investment Management, Inc., Thurston, Springer, Miller, Her, TierOne Bank, TimeCapital Securities Corp., Tower Square Securities, Inc., TradeStar Investments, Inc., Transamerica Financial Advisor, TransWest Credit Union, Tri Counties Bank, Triad Advisors, Inc., Tri-County Financial Group, Inc., Triequa Capital Corporation, Triune Capital Advisors, Troy Bank & Trust, Trustmark National Bank, Trustmont Financial Group Inc., U.S Bank, UBS Financial Services, Inc., UBS International; UBS Private Banking, UMB Bank, UMB Financial Services, Inc., UMB Scout Brokerage Services, Union Bank, Union Bank & Trust, Union Bank Company, Union Bank of California, N.A., Union Bank of Chandler, Union Capital Company, Union Savings Bank, UnionBanc Investment Services, United Bank, Inc., United Brokerage Services, Inc., United Community Bank, United Financial Group, United Planners Financial Services of America, United Securities Alliance Inc., Univest Investments, Inc., US Alliance Credit Union, US Bancorp Investments, US Bank, N.A., USA Financial Securities Corp., USAllianz Securities, Inc., USI Securities, UVest Financial Services, V.B.C. Securities, VALIC Financial Advisors, Inc., ValMark Securities, Van Kampen Investments, Inc., VanDerbilt Securities, LLC., Veritrust Financial, LLC., VFinance Investments, Inc., Vinson Assoc., Vision Bank, Vision Invstmnt Services, Inc., Vision Securities, Inc., Vorpahl Wing Securities, VSR Financial Services, Inc., VYstar Credit Union, Waccamaw Bank, Wachovia Bank, Wachovia Securities Inc. Financial Network, Wachovia Securities ISG, Wachovia Securities LLC., Waddell & Reed, Inc., Wakulla Bank, Wald Group, Wall Street Electronica, Inc., Wall Street Financial Group, Walnut Street Securities, Inc., WAMU, WaMu Investments, Inc., Washington Mutual, Wasserman & Associates, Waterstone Financial Group, Wayne Hummer Investments LLC., Wayne Savings Community Bank, Wealth Management Services, Webster Bank, Webster Investments, Wedbush Morgan Securities Inc., Weitzel Financial Services Inc., Wells Fargo Investments, Wells Fargo Securities Independent, Wells Federal Bank, Wellstone Securities, LLC., WesBanco Bank, Inc., WesBanco Securities, Inc., Wescom Credit Union, Wescom Financial Services, West Alabama Bank & Trust, West Coast Bank, Westamerica Bank, Western Federal Credit Union, Western International Securities, Westfield Bakerink Brozak LLC., Westminster Financial Investment, Westminster Financial Securities, Inc., Westport Securities, L.L.C., WFG Securities Corp., Whitney National Bank, Whitney Securities, LLC., Wilbank Securities, Wiley Bros.-Aintree Capital, William C. Burnside & Company, Wilmington Brokerage Services, Wilmington Trust Co., Windsor Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc., Woodforest National Bank, Woodlands Securities Corp., Woodmen Financial Services Inc., Woodstock Financial Group, Inc., Workman Securities Corp., World Equity Group Inc., World Group Securities, Inc., Worth Financial Group, Inc., WRP Investments, Inc., Wunderlich Securities Inc., XCU Capital Corp., Inc., Xerox Credit Union, Zeigler Investment Services.

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PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS


When a Sub-Account advertises its standardized total return, it will be calculated on a quarterly basis from the date the underlying fund is made available in the Separate Account for one, five and ten year periods or some other relevant periods if the underlying fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, the Total Annual Fund Operating Expenses, applicable Sales Charges, Distribution Charge, Separate Account Annual Expenses, and the Annual Maintenance Fee are deducted from a hypothetical initial Premium Payment of $1,000.00. Standardized total returns do not include charges for optional benefit riders.



The formula we use to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.



The Sub-Account may advertise a non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return does not include the Annual Maintenance Fee, Distribution Charge, or Sales Charges (except for a 1% FESC for A Share Contract class). Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.



The Sub-Account may also advertise adjusted non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Adjusted non-standardized total return is measured in the same manner as the standardized total return described above.


A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the Sub-Account invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties). To the extent that a Sub-Account invests in a Feeder Fund (a Feeder Fund is a fund that invests all of its assets into a corresponding Master Fund), the Feeder Fund's performance for periods pre-dating the inception of the Feeder Fund and/or its inclusion within a Separate Account may include the performance of the Master Fund since the inception of the Master Fund, as adjusted for the Feeder Fund's operating expenses. In such case, the performance of a Feeder Fund will be lower than the corresponding Master Fund because of Feeder Fund operating expenses. Performance may include the effect of waivers and reimbursements, in the absence of which performance may have been lower.

A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the Sub-Account invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties). To the extent that a Sub-Account invests in a Feeder Fund (a Feeder Fund is a fund that invests all of its assets into a corresponding Master Fund), the Feeder Fund's performance for periods pre-dating the inception of the Feeder Fund and/or its inclusion within a Separate Account may include the performance of the Master Fund since the inception of the Master Fund, as adjusted for the Feeder Fund's operating expenses. In such case, the performance of a Feeder Fund will be lower than the corresponding Master Fund because of Feeder Fund operating expenses. Performance may include the effect of waivers and reimbursements, in the absence of which performance may have been lower.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula we use to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily

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number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

8

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ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows all possible Accumulation Unit Values corresponding to all combinations of optional benefits. A table showing only the highest and lowest possible Accumulation Unit Values is shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.


There are no accumulated unit values because as of December 31, 2008, the Sub-Accounts had not commenced operations.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) All financial statements are included in Part A and Part B of the Registration Statement.
(b)    (1)    Resolution of the Board of Directors of Hartford Life and Annuity
              Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
       (2)    Not applicable.
       (3)    (a) Amended and Restated Principal Underwriter Agreement.(2)
       (3)    (b) Form of Dealer Agreement.(3)
       (4)    Form of Individual Flexible Premium Variable Annuity Contract to
              be filed by Amendment.
       (5)    Form of Application to be filed by Amendment.
       (6)    (a) Certificates of Incorporation of Hartford.(4)
       (6)    (b) Bylaws of Hartford.(4)
       (7)    Form of Reinsurance Agreement.(2)
       (8)    Form of Fund Participation Agreement.(5)
       (9)    Opinion and Consent of Richard J. Wirth, Assistant General
              Counsel.
       (10)   Consent of Deloitte & Touche LLP to be filed by Amendment.
       (11)   No financial statements are omitted.
       (12)   Not applicable.
       (99)   Copy of Power of Attorney.

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(1) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement File No. 333-76419, filed on June 21, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 333-148564, filed on February 9, 2009.

(3) Incorporated by reference to Pre-Effective Amendment No. 3, to the Registration Statement File No. 033-73568, filed on May 1, 1996.

(4) Incorporated by reference to Post-Effective Amendment No. 7, to the Registration Statement File No. 333-136545, filed on May 1, 2009.

(5) Incorporated by reference to Post-Effective Amendment No. 7, to the Registration Statement File No. 333-119418, filed September 17, 2008.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Ricardo Anzaldua                    Senior Vice President, Assistant Secretary
Robert Arena                        Executive Vice President
David A. Carlson                    Director of Taxes, Senior Vice President
Richard G. Costello                 Assistant Secretary
Rochelle S. Cummings                Vice President
James Davey                         Executive Vice President
Jennifer J. Geisler                 Senior Vice President
Ronald R. Gendreau                  Executive Vice President
John N. Giamalis                    Senior Vice President, Treasurer
Christopher M. Grinnell             Assistant Vice President
Daniel R. Guilbert                  Actuary, Vice President
Christopher J. Hanlon               Senior Vice President
Susan M. Hess                       Vice President
Charles E. Hunt                     Vice President
Donald C. Hunt                      Secretary
Jeannie M. Iannello                 Vice President
Anne Iezzi                          Chief Compliance Officer, Vice President
Stephen T. Joyce                    Executive Vice President
Thomas P. Kalmbach                  Actuary, Vice President
John F. Keenan                      Senior Vice President
Michael Knipper                     Senior Vice President
Diane Krajewski                     Assistant Vice President
Alan J. Kreczko                     Executive Vice President, General Counsel
Glenn D. Lammey                     Chief Financial Officer, Executive Vice President, Director*
Dawn M. LeBlanc                     Assistant Vice President
Debra L. Ludovissie                 Assistant Vice President
Kenneth A. McCullum                 Actuary, Senior Vice President
Gregory McGreevey                   Executive Vice President, Chief Investment Officer and Director*
Ernest M. McNeill, Jr.              Senior Vice President, Chief Accounting Officer*
William P. Meaney                   Senior Vice President
Jonathan L. Mercier                 Assistant Vice President
Peter J. Michalik                   Vice President
John J. Mittelstadt                 Assistant Vice President
Brian Murphy                        Executive Vice President
Brian O'Connell                     Chief Information Officer, Vice President
Jamie Ohl                           Senior Vice President
Colleen B. Pernerewski              Chief Compliance Officer of Separate Accounts
Craig R. Raymond                    Senior Vice President
Sharon A. Ritchey                   Executive Vice President
Michael J. Roscoe                   Actuary, Vice President
Richard Rubin                       Assistant Vice President
Wade A. Seward                      Vice President
D. Keith Sloane                     Senior Vice President
Richard Smolinski                   Actuary, Assistant Vice President
Martin A. Swanson                   Vice President
Charles D. Tatro                    Actuary, Vice President
James E. Trimble                    Chief Actuary, Senior Vice President
Charles N. Vest                     Actuary, Vice President
Andrew J. Waggoner                  Vice President
Jean H. Walker                      Vice President
John C. Walters                     President, Chief Executive Officer, Chairman of the Board, Director*
Richard J. Wirth                    Assistant Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

* Denotes Board of Directors.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement File No. 333-148564, filed on February 9, 2009.

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of February 28, 2009, there were 259,698 Contract Owners.

ITEM 28.  INDEMNIFICATION

     Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

     ARTICLE VIII, Section 1(a) of the By-laws of the Depositor (as amended and restated effective July 25, 2000) provides that the Corporation, to the fullest extent permitted by applicable law as then in effect, shall indemnify any person who was or is a director or officer of the Corporation and who was or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal (including, without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (each, a Proceeding"), by reason of the fact that such a person was or is a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other entity (a "Covered Entity"), against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and actually and reasonably incurred by such person in connection with such Proceeding. Any such former or present director or officer of the Corporation finally determined to be entitled to indemnification as provided in this Article VIII is hereinafter called an "Indemnitee". Until such final determination is made such former or present director or officer shall be a "Potential Indemnitee" for purposes of this Article VIII. Notwithstanding the foregoing provisions of this Section 1(a), the Corporation shall not indemnify an Indemnitee with respect to any Proceeding commenced by such Indemnitee unless the commencement of such Proceeding by such Indemnitee has been approved by a majority vote of the Disinterested Directors (as defined in Section 5(d)); provided however, that such approval of a majority of the Disinterested Directors shall not be required with respect to any Proceeding commenced by such Indemnitee after a Change in Control (as defined in Section 5(d)) has occurred.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

       (a) HSD acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - DC Variable Account I

     Hartford Life Insurance Company - Separate Account One

     Hartford Life Insurance Company - Separate Account Two

     Hartford Life Insurance Company - Separate Account Two (DC Variable Account
     II)

     Hartford Life Insurance Company - Separate Account Two (QP Variable
     Account)

     Hartford Life Insurance Company - Separate Account Two (Variable Account
     "A")

     Hartford Life Insurance Company - Separate Account Two (NQ Variable
     Account)

     Hartford Life Insurance Company - Separate Account Ten

     Hartford Life Insurance Company - Separate Account Three

     Hartford Life Insurance Company - Separate Account Five

     Hartford Life Insurance Company - Separate Account Seven

     Hartford Life Insurance Company - Separate Account Eleven

     Hartford Life Insurance Company - Separate Account Twelve

     Hartford Life and Annuity Insurance Company - Separate Account One

     Hartford Life and Annuity Insurance Company - Separate Account Ten

     Hartford Life and Annuity Insurance Company - Separate Account Three

     Hartford Life and Annuity Insurance Company - Separate Account Five

     Hartford Life and Annuity Insurance Company - Separate Account Six

     Hartford Life and Annuity Insurance Company - Separate Account Seven

       (b) Directors and Officers of HSD

                                                              POSITIONS AND OFFICES
NAME                                                             WITH UNDERWRITER
----------------------------------------------------------------------------------------------------------------
Robert Arena (1)                  Senior Vice President/ Business Line Principal and Director
Diana Benken (1)                  Chief Financial Officer and Controller/FINOP
Kevin M. Connor (2)               Director
James Davey (1)                   Executive Vice President and Director
Peter E. Delahanty (1)            Senior Vice President/IIP Marketing
John N. Giamalis (3)              Treasurer
Stephen T. Joyce (1)              Senior Vice President/Business Line Principal
Kenneth A. McCullum (1)           Senior Vice President
Vernon Meyer (1)                  Senior Vice President
Jamie Ohl (1)                     Senior Vice President/Business Line Principal
Mark A. Sides (4)                 Chief Legal Officer and Secretary
Keith D. Sloane                   Senior Vice President
Martin A. Swanson (1)             Vice President/Marketing
John C. Walters (1)               Chief Executive Officer and President and Director
Christopher S. Conner (2)         AML Compliance Officer and Chief Compliance Officer

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(1)  Address: 200 Hopmeadow Street, Simsbury, CT 06089

(2)  Address: 1500 Liberty Ridge Dr., Wayne, PA 19087

(3)  Address: One Hartford Plaza, Hartford, CT 06115

(4)  Address: 500 Bielenberg Dr., Woodbury, MN 55125

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 31.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32.  UNDERTAKINGS

       (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

       (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

       (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

       (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 28th day of May, 2009.

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY -
SEPARATE ACCOUNT SEVEN
(Registrant)

By:       John C. Walters*                               *By:      /s/ Richard J. Wirth
          ---------------------------------------------            ---------------------------------------------
          John C. Walters                                          Richard J. Wirth
          President, Chief Executive Officer and                   Attorney-in-Fact,
          Chairman of the Board

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY
(Depositor)

By:       John C. Walters*
          ---------------------------------------------
          John C. Walters
          President, Chief Executive Officer and
          Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Glenn D. Lammey, Chief Financial Officer, Executive Vice
 President, Director*
Gregory McGreevey, Executive Vice President and
 Chief Financial Officer, Director*
Ernest M. McNeill, Jr., Chief Accounting Officer,
 Senior Vice President*                                       *By:      /s/ Richard J. Wirth
                                                                        ---------------------------------------------
John C. Walters, President, Chief Executive                             Richard J. Wirth
 Officer, Chairman of the Board, Director*                              Attorney-in-Fact,
                                                              Date:     May 28, 2009

333-136548

                                 EXHIBIT INDEX

      (9)  Opinion and Consent of Richard J. Wirth, Assistant General Counsel.
     (99)  Copy of Power of Attorney.